Dreyfus
      Small Cap
      Stock Index Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            24   Statement of Assets and Liabilities

                            25   Statement of Operations

                            26   Statement of Changes in Net Assets

                            27   Financial Highlights

                            28   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                     Small Cap Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Small Cap Stock Index Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steven Falci and Tom Durante.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Steven Falci and Tom Durante, Portfolio Managers

How did Dreyfus Small Cap Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, Dreyfus Small Cap Stock Index Fund produced a total return of 25.62%.(1) The Standard & Poor's Small Cap 600 Index ("S&P 600 Index"), the fund's benchmark, produced a 26.04% return for the same period.(2) The difference in returns was primarily due to transaction costs and other fund operating expenses.

We attribute the fund' s strong performance to the effects of a potential economic recovery, which was driven primarily by continued strength in consumer spending. We are pleased that small-cap stocks posted higher returns than their mid- and large-cap counterparts during the reporting period. The difference between the performances of large-cap and small-cap stocks was particularly pronounced, partly because the former were hard-hit by accounting-related concerns in the wake of the bankruptcies of several major U.S. corporations.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 600 Index. To reach that goal, the fund generally invests in 575 to 600 of the stocks listed in the S&P 600 Index, in proportion to their weighting in the S&P 600 Index. While the portfolio managers strive to own the vast majority of the stocks in the S&P 600 Index, they may avoid some very small, less liquid names. Often considered a barometer for the small-cap stock market in general, the S&P 600 Index is composed of 600 domestic stocks with market capitalizations ranging between $38 million and $2.7 billion; the S& P 600 Index contains approximately 500 industrial, 55 financial, 25 utility and 20 transportation stocks. Each stock is weighted by its market capitalization -- larger companies have greater representation in the S& P 600 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 600 Index. The fund does not attempt to manage market volatility.

Small-cap stocks are often those of new and entrepreneurial companies and tend to grow faster than large-cap companies. They also typically use any profits for expansion rather than for paying dividends. Compared to larger, more established companies, small companies are subject to more erratic market movements and may carry additional risks because, among other things, their revenues and earnings also tend to be less predictable. As a result, their stocks may be less liquid and more volatile.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. stock market had already gained back all of its losses following the September 11 terrorist attacks. In early 2002, many economic indicators turned upward, including manufacturing and construction. Most notably, consumer spending remained strong.

Historically, small-cap stocks have tended to produce higher returns than larger stocks when an economy begins to emerge from recession. This recovery was no exception. However, the current economic recovery is unusual in that it has been driven by consumer spending. Accordingly, consumer-related industry groups have led the S& P 600 Index's recent advance.

The homebuilding sector, which has large representation in the S&P 600 Index and the fund, was among the best performing groups among small-cap stocks. Returns were driven by a confluence of positive influences such as low interest rates, steady home prices and unusually warm winter weather.

Specialty retail business also benefited from the homebuilding trend. In fact, most homeowners purchase the majority of their home furnishings, electronics, housewares and linens within the first year after buying their homes. Banks also profited from the surge in homebuilding because homebuyers need mortgages. What's more, because most small-cap banks and thrifts have little or no exposure to foreign markets, they did not suffer from weakness in overseas markets during the reporting period.

The pharmaceutical and telecommunications sectors were the only two areas within the S& P 600 Index that posted negative returns during the reporting period. Small drug companies faced increased competition, resulting in sluggish performance. Small telecommunications companies were mired in an industry-wide slowdown in which customer demand was dramatically reduced.

What is the fund's current strategy?

The fund continues to attempt to replicate the return of the S&P 600 Index by investing in most of the 600 small-cap stocks in proportion to their weight in the Index.

We are encouraged that recent small-cap market returns seem to have come from a greater number of stocks and industry groups than had been the case over the past several years. We believe a broader level of participation in market movements can help reduce short-term volatility and potentially mitigate risk for small-cap investors.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALL CAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

COMMON STOCKS--99.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

Constellation Brands, Cl. A                                                                      16,500  (a)             996,600

DIMON                                                                                            16,300                  125,510

                                                                                                                       1,122,110

CONSUMER CYCLICAL--19.1%

A.T. Cross, Cl. A                                                                                 4,700  (a)              33,276

Action Performance Cos.                                                                           6,800  (a)             319,940

Advanced Marketing Services                                                                       7,500                  181,875

Angelica                                                                                          3,000                   45,600

AnnTaylor Stores                                                                                 11,300  (a)             491,211

Apogee Enterprises                                                                               11,000                  151,250

Applebee's International                                                                         14,050                  548,512

Applica                                                                                           8,200  (a)              84,460

Arctic Cat                                                                                        8,900                  173,016

Argosy Gaming                                                                                    11,300  (a)             406,800

Ashworth                                                                                          4,100  (a)              36,900

Atlantic Coast Airlines Holdings                                                                 16,100  (a)             351,785

Aztar                                                                                            14,500  (a)             337,415

Bally Total Fitness Holdings                                                                     12,500  (a)             273,125

Bassett Furniture                                                                                 4,600                   94,300

Brown Shoe                                                                                        6,700                  136,345

Burlington Coat Factory Warehouse                                                                16,500                  370,590

CEC Entertainment                                                                                10,850  (a)             501,270

CPI                                                                                               2,800                   53,200

Casey's General Stores                                                                           18,500                  240,870

Cato, Cl. A                                                                                       9,300                  238,080

Chico's FAS                                                                                      15,375  (a)             554,730

Children's Place Retail Stores                                                                    8,400  (a)             290,808

Christopher & Banks                                                                               9,850  (a)             366,125

Coachmen Industries                                                                               6,100                  112,850

Concord Camera                                                                                    7,600  (a)              58,520

Cost Plus                                                                                         7,600  (a)             223,820

Department 56                                                                                     4,600  (a)              71,300

Dress Barn                                                                                        7,000  (a)             210,000

Enesco Group                                                                                      4,100  (a)              28,495

Ethan Allen Interiors                                                                            15,000                  618,150

Factory 2-U Stores                                                                                3,700  (a)              51,245


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Fedders                                                                                          10,670                   41,080

Footstar                                                                                          7,500  (a)             221,175

Fossil                                                                                           11,300  (a)             313,575

Fred's                                                                                            9,500                  369,786

Frontier Airlines                                                                                11,300  (a)             174,585

Genesco                                                                                           8,200  (a)             228,370

Goody's Family Clothing                                                                          11,900  (a)             104,839

Great Atlantic & Pacific                                                                         15,000  (a)             384,300

Group 1 Automotive                                                                                9,000  (a)             394,560

Gymboree                                                                                         10,600  (a)             193,344

Haggar                                                                                            1,600                   24,000

Hancock Fabrics                                                                                   7,000                  127,330

Harman International                                                                             12,300                  726,315

Hot Topic                                                                                        12,000  (a)             270,720

Huffy                                                                                             2,400  (a)              18,840

IHOP                                                                                              7,800  (a)             283,530

Insight Enterprises                                                                              15,500  (a)             404,550

Interface, Cl. A                                                                                 15,700                  126,385

Intermet                                                                                          9,500                  104,215

JAKKS Pacific                                                                                     8,000  (a)             154,160

Jack in the Box                                                                                  14,500  (a)             462,985

Jo-Ann Stores, Cl. A                                                                              6,600  (a)             127,908

K-Swiss                                                                                           3,800                  173,926

K2                                                                                                6,000  (a)              49,200

Kellwood                                                                                          9,000                  245,250

La-Z Boy                                                                                         23,000                  690,920

Landry's Restaurants                                                                             10,600                  293,620

Linens 'n Things                                                                                 15,200  (a)             527,440

Lone Star Steakhouse/Saloon                                                                      10,200                  198,900

Luby's                                                                                            5,300  (a)              37,100

Men's Wearhouse                                                                                  16,000  (a)             393,920

Mesa Air Group                                                                                   12,600  (a)             124,740

Midas                                                                                             5,800  (a)              85,260

Midwest Express Holdings                                                                          5,300  (a)             106,000

Monaco Coach                                                                                     10,650  (a)             305,868

National Presto Industries                                                                        2,900                   97,005

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Nautica Enterprises                                                                              11,700  (a)             168,363

O'Charleys                                                                                        7,100                  179,346

O'Reilly Automotive                                                                              20,000  (a)             647,800

OshKosh B'Gosh                                                                                    4,900                  205,065

Oshkosh Truck                                                                                     6,300                  358,596

Oxford Industries                                                                                 3,200                   92,000

P.F. Chang's China Bistro                                                                         4,700  (a)             340,515

Pacific Sunwear of California                                                                    12,550  (a)             313,499

Panera Bread, Cl. A                                                                               5,500  (a)             368,885

Pep Boys-Manny, Moe & Jack                                                                       20,200                  386,830

Phillips-Van Heusen                                                                              10,300                  156,972

Pier 1 Imports                                                                                   34,725                  831,664

Pinnacle Entertainment                                                                            5,600  (a)              62,160

Polaris Industries                                                                                9,000                  677,700

Prime Hospitality                                                                                16,500  (a)             212,685

Quicksilver                                                                                       8,900  (a)             217,160

RARE Hospitality International                                                                    8,100  (a)             226,800

Royal Appliance Manufacturing                                                                     4,100  (a)              25,748

Ruby Tuesday                                                                                     24,700                  620,464

Russ Berrie & Co.                                                                                 8,400                  306,600

Russell                                                                                          13,000                  240,370

Ryan's Family Steak House                                                                        11,300  (a)             296,060

SCP Pool                                                                                          9,825  (a)             311,354

Salton                                                                                            5,200  (a)              89,180

School Specialty                                                                                  6,900  (a)             195,753

ShopKo Stores                                                                                    11,000  (a)             229,130

Shuffle Master                                                                                    5,200  (a)             119,080

SkyWest                                                                                          22,000                  504,900

Sonic                                                                                            15,437  (a)             452,458

Steak n Shake                                                                                    10,978  (a)             153,472

Stein Mart                                                                                       13,200  (a)             155,760

Stride Rite                                                                                      16,000                  140,800

Sturm Ruger                                                                                      10,500                  145,950

TBC                                                                                               7,900  (a)             117,710

Thor Industries                                                                                   5,500                  325,875

Too                                                                                              12,300  (a)             370,845


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Toro                                                                                              5,000                  290,000

Tower Automotive                                                                                 18,200  (a)             266,994

Triarc                                                                                            6,200  (a)             173,600

Ultimate Electronics                                                                              3,900  (a)             112,710

WMS Industries                                                                                   11,900  (a)             191,709

Wabash National                                                                                   5,100                   49,929

Wet Seal, Cl. A                                                                                   7,500  (a)             267,225

Whole Foods Market                                                                               21,000  (a)             981,960

Winnebago Industries                                                                              7,900                  368,930

Wolverine World Wide                                                                             15,600                  281,112

Zale                                                                                             13,100  (a)             520,332

                                                                                                                      29,993,614

CONSUMER STAPLES--2.6%

American Italian Pasta, Cl. A                                                                     6,800  (a)             338,232

Coca-Cola Bottling Consolidated                                                                   3,600                  176,976

Corn Products International                                                                      13,000                  430,300

Delta and Pine Land                                                                              14,633                  284,758

Fleming Cos.                                                                                     18,000                  396,720

Hain Celestial Group                                                                             11,300  (a)             207,129

International Multifoods                                                                          7,500  (a)             201,375

J & J Snack Foods                                                                                 3,100  (a)             117,800

Lance                                                                                            11,000                  175,450

Libbey                                                                                            5,900                  230,690

Nash Finch                                                                                        5,000                  150,000

Nature's Sunshine Products                                                                        5,700                   62,181

Performance Food Group                                                                           16,600  (a)             598,115

Ralcorp Holdings                                                                                 11,800  (a)             330,400

United Natural Foods                                                                              7,100  (a)             170,045

WD-40                                                                                             6,100                  166,774

                                                                                                                       4,036,945

ENERGY--7.3%

American States Water                                                                             3,700                  143,930

Atmos Energy                                                                                     16,000                  382,880

Atwood Oceanics                                                                                   5,200  (a)             238,940

Cabot Oil & Gas, Cl. A                                                                           11,800                  296,534

Cal Dive International                                                                           12,300  (a)             318,570

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Carbo Ceramics                                                                                    5,800                  218,544

Cascade Natural Gas                                                                               3,900                   87,750

Dril-Quip                                                                                         6,300  (a)             155,610

Energen                                                                                          12,900                  363,135

Evergreen Resources                                                                               7,000  (a)             313,250

Key Production                                                                                    5,400  (a)             115,560

Laclede Group                                                                                     7,300                  178,485

NUI                                                                                               6,200                  166,160

New Jersey Resources                                                                             10,000                  320,000

Newfield Exploration                                                                             16,600  (a)             628,310

NorthWestern                                                                                     10,400                  213,928

Nuevo Energy                                                                                      5,100  (a)              80,070

Oceaneering International                                                                         9,000  (a)             238,500

Patina Oil & Gas                                                                                  8,600                  311,320

Philadelphia Suburban                                                                            25,757                  620,744

Piedmont Natural Gas                                                                             12,400                  461,900

Plains Resources                                                                                  8,400  (a)             230,160

Pogo Producing                                                                                   20,000                  684,800

Prima Energy                                                                                      4,500  (a)             112,055

Remington Oil & Gas                                                                               8,400  (a)             170,940

St. Mary Land & Exploration                                                                      10,300                  249,157

Seitel                                                                                            9,000  (a)              72,450

Southern Union                                                                                   19,505  (a)             341,338

Southwest Gas                                                                                    12,200                  301,950

Southwestern Energy                                                                               9,800  (a)             141,120

Stone Energy                                                                                      9,700  (a)             411,280

Swift Energy                                                                                      9,500  (a)             180,215

TETRA Technologies                                                                                5,200  (a)             148,928

Tom Brown                                                                                        14,900  (a)             432,100

UGI                                                                                              10,500                  330,750

Unit                                                                                             13,700  (a)             267,424

Veritas DGC                                                                                      11,400  (a)             206,340

Vintage Petroleum                                                                                22,500                  310,500

XTO Energy                                                                                       46,925                  957,270

                                                                                                                      11,402,897


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--11.9%

Accredo Health                                                                                   10,050  (a)             650,537

Advanced Tissue Sciences                                                                         25,500  (a)              70,125

AdvancePCS                                                                                       34,500  (a)           1,166,444

Alpharma, Cl. A                                                                                  19,000                  324,900

Analogic                                                                                          5,100                  254,286

ArQule                                                                                            5,000  (a)              47,500

ArthroCare                                                                                        8,500  (a)             136,170

Bio-Technology General                                                                           21,500  (a)             105,329

Biosite                                                                                           5,900  (a)             184,375

CONMED                                                                                            9,500  (a)             256,500

Cephalon                                                                                         20,600  (a)           1,207,983

Cooper Cos.                                                                                       6,100                  323,300

Coventry Health Care                                                                             23,500  (a)             740,250

CryoLife                                                                                          7,150  (a)             210,711

Curative Health Services                                                                          3,300  (a)              46,398

Cygnus                                                                                            9,600  (a)              45,216

Datascope                                                                                         5,700                  179,265

Diagnostic Products                                                                              10,600                  508,588

Enzo Biochem                                                                                     10,781  (a)             195,136

Haemonetics                                                                                       9,900  (a)             328,086

Hologic                                                                                           6,700  (a)             108,741

Hooper Holmes                                                                                    23,800                  247,282

IDEXX Laboratories                                                                               12,600  (a)             358,848

IMPATH                                                                                            6,200  (a)             146,754

INAMED                                                                                            7,700  (a)             283,591

Invacare                                                                                         11,400                  431,148

MGI Pharma                                                                                        6,400  (a)              46,592

Medicis Pharmaceutical, Cl. A                                                                    11,800  (a)             631,890

Mentor                                                                                            8,800                  352,440

Mid Atlantic Medical Services                                                                    18,300  (a)             666,669

NBTY                                                                                             26,000  (a)             446,680

Noven Pharmaceuticals                                                                             8,400  (a)             168,756

Orthodontic Centers of America                                                                   18,800  (a)             501,020

Osteotech                                                                                         4,500  (a)              36,000

Owens & Minor                                                                                    12,800                  264,832

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Pediatrix Medical Group                                                                           9,100  (a)             427,609

PolyMedica                                                                                        4,900  (a)             190,904

Priority Healthcare, Cl. B                                                                       17,218  (a)             512,063

Province Healthcare                                                                              11,700  (a)             450,567

Regeneron Pharmaceuticals                                                                        14,600  (a)             301,490

Renal Care Group                                                                                 18,800  (a)             667,400

ResMed                                                                                           12,000  (a)             445,320

Respironics                                                                                      12,500  (a)             409,875

Sierra Health Services                                                                           10,500  (a)             204,750

Sola International                                                                                9,800  (a)             140,630

Spacelabs Medical                                                                                 3,400  (a)              48,722

Sunrise Assisted Living                                                                           8,300  (a)             224,183

Sybron Dental Specialties                                                                        14,399  (a)             283,660

Syncor International                                                                             10,000  (a)             312,600

Techne                                                                                           15,700  (a)             419,033

Theragenics                                                                                      11,000  (a)              98,780

US Oncology                                                                                      35,800  (a)             343,680

Varian Medical Systems                                                                           25,300  (a)           1,096,755

Viasys Healthcare                                                                                 9,800  (a)             197,764

Vital Signs                                                                                       5,100                  196,350

                                                                                                                      18,644,477

INTEREST SENSITIVE--11.2%

American Financial Holdings                                                                       9,500                  280,155

Anchor Bancorp Wisconsin                                                                          9,900                  217,800

Boston Private Financial Holdings                                                                 7,000                  187,950

Cash America International                                                                       10,000                  99,700

Chittenden                                                                                       11,950                  394,948

Colonial Properties Trust                                                                         8,400                  305,592

Commercial Federal                                                                               18,300                  538,020

Community First Bankshares                                                                       15,200                  417,696

Cullen/Frost Bankers                                                                             19,200                  724,608

Delphi Financial Group, Cl. A                                                                     7,678                  330,154

Dime Community Bancshares                                                                         9,900                  230,274

Downey Financial                                                                                 11,080                  588,570

East West Bancorp                                                                                 8,800                  315,040

Essex Property Trust                                                                              7,100                  369,200


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Financial Federal                                                                                 7,000  (a)             246,190

First American Financial                                                                         27,000                  596,700

First Bancorp                                                                                    10,500                  351,750

First Midwest Bancorp                                                                            18,575                  565,237

First Republic Bank                                                                               5,900  (a)             195,290

FirstFed Financial                                                                                6,600  (a)             188,760

Fremont General                                                                                  26,800                  187,332

GBC Bancorp                                                                                       4,100                  132,020

Hilb, Rogal & Hamilton                                                                           11,200                  411,936

Hudson United Bancorp                                                                            17,380                  551,641

Jefferies Group                                                                                  10,300                  478,847

Kilroy Realty                                                                                    10,200                  287,130

LandAmerica Financial Group                                                                       7,100                  248,500

MAF Bancorp                                                                                       8,400                  311,304

Philadelphia Consolidated Holding                                                                 7,800  (a)             333,060

Presidential Life                                                                                10,100                  251,490

Provident Bankshares                                                                              9,524                  248,195

RLI                                                                                               4,000                  230,400

Raymond James Financial                                                                          17,000                  568,480

Riggs National                                                                                    9,300                  154,659

SCPIE Holdings                                                                                    3,000                   40,350

SWS Group                                                                                         6,071                  122,027

Seacoast Financial Services                                                                       8,500                  181,900

Selective Insurance Group                                                                         9,900                  297,000

Shurgard Storage Centers, Cl. A                                                                  12,200                  430,050

South Financial Group                                                                            15,600                  359,268

Southwest Bancorporation of Texas                                                                12,100  (a)             423,863

Staten Island Bancorp                                                                            23,800                  474,810

Sterling Bancshares                                                                              15,400                  210,672

Stewart Information Services                                                                      6,600  (a)             124,740

Susquehanna Bancshares                                                                           15,000                  370,500

Trenwick Group                                                                                   14,000                  118,860

Trustco Bank                                                                                     26,344                  340,891

UCBH Holdings                                                                                     7,400                  291,930

UICI                                                                                             18,000  (a)             369,000

United Bankshares                                                                                16,400                  524,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Washington Federal                                                                               23,564                  615,492

Whitney Holding                                                                                  14,750                  538,375

Zenith National Insurance                                                                         6,100                  187,270

                                                                                                                      17,560,426

INTERNET--.2%

Netegrity                                                                                        12,400  (a)              94,860

PC-Tel                                                                                            5,500  (a)              45,100

Verity                                                                                           13,000  (a)             173,420

                                                                                                                         313,380

PRODUCER GOODS & SERVICES--21.0%

A.M. Castle                                                                                       4,300                   49,450

A.O. Smith                                                                                        9,350                  290,785

AAR                                                                                               7,850                  100,009

Acuity Brands                                                                                    16,300                  302,365

Alliant Techsystems                                                                               9,450  (a)           1,017,765

Applied Industrial Technologies                                                                   6,800                  135,320

AptarGroup                                                                                       13,200                  490,380

Arch Chemicals                                                                                    7,800                  185,640

Arkansas Best                                                                                     9,600  (a)             231,840

Astec Industries                                                                                  6,600  (a)             123,090

BE Aerospace                                                                                     13,000  (a)             169,000

Baldor Electric                                                                                  12,833                  304,142

Barnes Group                                                                                      8,000                  205,760

Belden                                                                                            9,700                  232,218

Brady, Cl. A                                                                                      8,600                  313,900

Briggs & Stratton                                                                                 8,600                  362,490

Brooks Automation                                                                                 6,200  (a)             221,030

Brush Engineered Materials                                                                        4,600                   59,340

Buckeye Technologies                                                                             10,500  (a)             115,395

Building Materials Holding                                                                        5,200  (a)              78,052

Butler Manufacturing                                                                              2,200                   61,204

C&D Technologies                                                                                  9,700                  223,100

CLARCOR                                                                                           9,250                  298,775

CUNO                                                                                              6,400  (a)             225,536

Cable Design Technologies                                                                        15,625  (a)             196,406

Cambrex                                                                                          10,100                  415,009

Caraustar Industries                                                                              8,900                  100,570


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Century Aluminum                                                                                  5,900                   89,444

Champion Enterprises                                                                             13,700  (a)             113,710

ChemFirst                                                                                         5,000                  139,750

Chesapeake                                                                                        6,500                  178,425

Cleveland-Cliffs                                                                                  3,400                   91,800

Commercial Metals                                                                                 5,200                  233,012

Commonweath Industries                                                                            5,500                   41,360

Curtiss-Wright                                                                                    4,200                  320,208

Cymer                                                                                            11,700  (a)             553,059

DRS Technologies                                                                                  6,400  (a)             296,000

Deltic Timber                                                                                     3,800                  127,300

EDO                                                                                               7,500                  232,125

Elcor                                                                                             7,300                  196,954

Emcor Group                                                                                       6,200  (a)             377,270

Fleetwood Enterprises                                                                            12,800                  136,576

Florida Rock Industries                                                                          11,050                  441,779

Flow International                                                                                4,400  (a)              46,640

Forward Air                                                                                       7,900  (a)             214,643

Gardner Denver                                                                                    6,000  (a)             167,400

GenCorp                                                                                          15,600                  244,920

Georgia Gulf                                                                                     12,300                  270,969

Graco                                                                                            12,600                  563,976

Griffon                                                                                          12,900  (a)             247,680

Heartland Express                                                                                19,871  (a)             389,273

Hughes Supply                                                                                     9,700                  404,684

IDEX                                                                                             11,300                  406,348

IMCO Recycling                                                                                    5,200  (a)              55,380

Insituform Technologies, Cl. A                                                                    9,400  (a)             233,590

Intermagnetics General                                                                            6,417  (a)             161,259

Ionics                                                                                            6,000  (a)             180,000

JLG Industries                                                                                   15,500                  255,130

Kaman, Cl. A                                                                                      8,400                  150,780

Kansas City Southern Industries                                                                  20,900  (a)             334,400

Kirby                                                                                             9,000  (a)             252,450

Landstar Systems                                                                                  3,200  (a)             313,280

Lawson Products                                                                                   4,200                  134,610

Lennox International                                                                             21,800                  327,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Lindsay Manufacturing                                                                             4,600                  112,700

Lone Star Technologies                                                                            9,300  (a)             247,845

Lydall                                                                                            5,600  (a)              81,256

M.D.C. Holdings                                                                                  11,014                  556,207

MacDermid                                                                                        10,700                  235,400

MagneTek                                                                                          6,700  (a)              80,400

Manitowoc                                                                                         9,275                  405,318

Massey Energy                                                                                    28,000                  418,600

Material Sciences                                                                                 3,700  (a)              43,290

Milacron                                                                                          9,400                  124,550

Mississippi Chemical                                                                              5,200  (a)               9,256

Mueller Industries                                                                               12,800  (a)             436,352

Myers Industries                                                                                  9,575                  173,308

NVR                                                                                               2,900  (a)           1,072,275

OM Group                                                                                         10,200                  680,850

Offshore Logistics                                                                                8,500  (a)             171,700

Omnova Solutions                                                                                 15,000                  138,000

Penford                                                                                           2,600                   44,720

PolyOne                                                                                          32,600                  395,764

Pope & Talbot                                                                                     4,400                   62,920

Quaker Chemical                                                                                   3,900                   89,700

Quanex                                                                                            6,200                  223,200

RTI International Metals                                                                          6,500  (a)              85,475

Regal Beloit                                                                                      9,300                  243,195

Reliance Steel & Aluminum                                                                        11,800                  380,550

Roadway Express                                                                                   7,400                  225,700

Robins & Myers                                                                                    4,700                  137,475

Rogers                                                                                            6,000  (a)             201,600

Ryerson Tull                                                                                      7,400                   86,950

Ryland Group                                                                                      5,200                  572,000

SPS Technologies                                                                                  4,600  (a)             179,952

Schweitzer-Mauduit International                                                                  7,000                  197,750

Scotts, Cl. A                                                                                    11,000  (a)             524,810

Seacor Smit                                                                                       8,050  (a)             387,205

Shaw Group                                                                                       15,200  (a)             464,056

Simpson Manufacturing                                                                             4,800  (a)             315,360


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------=-----

PRODUCER GOODS & SERVICES (CONTINUED)

Skyline                                                                                           3,000                  108,000

Standard Motor Products                                                                           4,400                   72,600

Standard Pacific                                                                                 11,300                  379,341

Standex International                                                                             4,300                  111,456

Steel Dynamics                                                                                   17,300  (a)             301,885

Steel Technologies                                                                                3,400                   35,666

Stillwater Mining                                                                                15,200  (a)             266,760

SurModics                                                                                         6,500  (a)             264,355

Technitrol                                                                                       13,200                  335,280

Teledyne Technologies                                                                            12,600  (a)             214,200

Texas Industries                                                                                  8,500                  329,630

Thomas Industries                                                                                 6,350                  184,150

Timken                                                                                           22,000                  586,300

Titan International                                                                               5,800                   28,768

Toll Brothers                                                                                    26,600  (a)             791,350

Tredegar                                                                                         14,300                  328,185

Triumph Group                                                                                     6,200  (a)             285,510

URS                                                                                               7,100                  218,680

USFreightways                                                                                     9,800                  327,810

United Stationers                                                                                13,500  (a)             526,635

Universal Forest Products                                                                         8,000                  200,000

Valmont Industries                                                                                9,600                  198,624

Watsco                                                                                           10,700                  193,563

Watts Industries, Cl. A                                                                          10,600                  193,026

Wellman                                                                                          12,500                  207,500

Werner Enterprises                                                                               23,433                  415,936

Wolverine Tube                                                                                    3,700  (a)              34,040

Woodward Governor                                                                                 4,500                  309,735

Yellow                                                                                           11,000  (a)             296,670

                                                                                                                      32,983,099

SERVICES--9.3%

ABM Industries                                                                                    9,900                  379,170

ADVO                                                                                              7,600  (a)             329,080

Aaron Rents                                                                                       7,599                  212,392

Administaff                                                                                      10,000  (a)             229,500

American Management Systems                                                                      16,550  (a)             378,664

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Analysts International                                                                            6,200                   31,806

Arbitron                                                                                         11,500  (a)             395,255

Armor Holdings                                                                                   11,300  (a)             286,455

BARRA                                                                                             8,300  (a)             409,937

Boston Communications Group                                                                       5,800  (a)              56,840

Bowne & Co.                                                                                      12,300                  195,570

CACI International, Cl. A                                                                        10,400  (a)             313,810

CDI                                                                                               7,300  (a)             213,379

Central Parking                                                                                  13,310                  350,319

Chemed                                                                                            3,999                  153,562

Ciber                                                                                            23,000  (a)             161,000

Computer Task Group                                                                               7,300  (a)              38,325

Consolidated Graphics                                                                             6,000  (a)             128,100

Corinthian Colleges                                                                               8,600  (a)             506,454

eFunds                                                                                           18,500  (a)             294,150

4Kids Entertainment                                                                               4,900  (a)              84,280

FactSet Research Systems                                                                         13,000                  452,790

Fair Isaac & Co.                                                                                  9,050                  504,447

Franklin Covey                                                                                    5,400  (a)              14,580

G & K Services, Cl. A                                                                             8,300                  342,375

Global Payments                                                                                  14,420                  554,016

Heidrick & Struggles International                                                                5,400  (a)             111,672

ITT Educational Services                                                                          9,300  (a)             471,044

Information Holdings                                                                              7,700  (a)             240,240

Information Resources                                                                            10,600  (a)             108,650

Insurance Auto Auction                                                                            4,300  (a)              83,592

John H. Harland                                                                                  11,800                  355,180

Kroll                                                                                             8,500  (a)             157,590

Labor Ready                                                                                      15,550  (a)             139,950

MAXIMUS                                                                                           9,500  (a)             294,500

MICROS Systems                                                                                    6,700  (a)             187,600

Marcus                                                                                           11,500                  198,950

MemberWorks                                                                                       5,500  (a)              95,700

Mobile Mini                                                                                       5,700  (a)             187,929

NDCHealth                                                                                        13,300                  427,860

New England Business Service                                                                      5,600                  156,800

On Assignment                                                                                    10,000  (a)             203,300


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

PAREXEL International                                                                             9,300  (a)             144,801

PRG-Schultz International                                                                        23,850  (a)             327,221

Paxar                                                                                            15,925  (a)             265,948

Pegasus Solutions                                                                                 7,600  (a)             147,212

Penton Media                                                                                      7,300                   48,180

Pharmaceutical Product Development                                                               20,500  (a)             516,190

Pre-Paid Legal Services                                                                           8,500  (a)             248,710

QRS                                                                                               4,600  (a)              51,520

Regis                                                                                            15,800                  474,948

RehabCare Group                                                                                   6,600  (a)             175,890

Sourcecorp                                                                                        6,900  (a)             207,000

Spherion                                                                                         20,000  (a)             254,400

Standard Register                                                                                11,300                  361,600

StarTek                                                                                           5,000  (a)             124,300

Tetra Tech                                                                                       20,556  (a)             293,128

Thomas Nelson                                                                                     5,000                   63,400

Volt Information Sciences                                                                         5,400  (a)             122,580

Waste Connections                                                                                10,300  (a)             363,590

                                                                                                                      14,627,431

TECHNOLOGY--14.6%

ATMI                                                                                             12,000  (a)             366,000

AXT                                                                                               7,300  (a)              84,680

Actel                                                                                             9,000  (a)             218,700

Adaptec                                                                                          39,800  (a)             585,060

Advanced Energy Industries                                                                       11,000  (a)             382,800

Aeroflex                                                                                         22,900  (a)             320,142

Allen Telecom                                                                                    11,300  (a)              74,467

Alliance Semiconductor                                                                           12,500  (a)             133,250

Alpha Industries                                                                                 16,100  (a)             197,225

Anixter International                                                                            14,500  (a)             419,775

Ansys                                                                                             6,300  (a)             160,650

Artesyn Technologies                                                                             12,300  (a)              95,571

Aspect Communications                                                                            13,400  (a)              64,186

Aspen Technology                                                                                 11,500  (a)             155,825

AstroPower                                                                                        5,700  (a)             212,154

Audiovox, Cl. A                                                                                   7,300  (a)              54,531

Avant                                                                                            14,800  (a)             246,420

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Avid Technology                                                                                   9,100  (a)              93,639

Aware                                                                                             6,000  (a)              30,000

Axcelis Technologies                                                                             34,000  (a)             489,600

BEI Technologies                                                                                  5,100                  100,011

Bel Fuse, Cl. B                                                                                   3,800                  101,992

Bell Microproducts                                                                                6,400  (a)              75,520

Benchmark Electronics                                                                             9,100  (a)             276,640

Black Box                                                                                         8,300  (a)             388,357

Brooktrout Technology                                                                             2,700  (a)              17,280

C-COR.net                                                                                        12,500  (a)             136,750

CTS                                                                                              11,800                  202,370

Captaris                                                                                          8,800  (a)              31,064

Carreker                                                                                          8,300  (a)              82,917

Catapult Communications                                                                           5,600  (a)             140,336

Cerner                                                                                           14,000  (a)             743,540

Checkpoint Systems                                                                               12,800  (a)             220,800

Cognex                                                                                           16,000  (a)             394,400

Coherent                                                                                         11,100  (a)             339,660

Cohu                                                                                              7,800                  218,478

Concord                                                                                           6,400  (a)             120,320

DMC Stratex Networks                                                                             24,500  (a)             102,900

Davox                                                                                             3,900                   35,100

Dendrite International                                                                           14,900  (a)             197,425

Digi Inernational                                                                                 7,000  (a)              39,480

Dionex                                                                                            8,050  (a)             198,272

DuPont Photomasks                                                                                 7,000  (a)             272,860

ESS Technology                                                                                   18,500  (a)             295,445

Elantec Semiconductor                                                                             9,300  (a)             384,462

Electro Scientific Industries                                                                    10,500  (a)             315,630

Electroglas                                                                                       5,700  (a)              95,817

ePresence                                                                                         6,000  (a)              25,320

Esterline Technologies                                                                            8,300  (a)             192,975

Exar                                                                                             14,500  (a)             289,130

FileNet                                                                                          13,200  (a)             227,700

Gerber Scientific                                                                                 7,700  (a)              34,650

HNC Software                                                                                     13,700  (a)             261,944

Harmonic                                                                                         22,000  (a)             177,100


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Helix Technology                                                                                  8,700                  235,422

Hutchinson Technology                                                                             9,400  (a)             168,354

Hyperion Solutions                                                                               13,075  (a)             305,955

Imagistics International                                                                          7,400  (a)             128,760

Input/Output                                                                                     19,700  (a)             178,285

Inter-Tel                                                                                        10,400                  213,304

InterVoice-Brite                                                                                 11,300  (a)              49,720

Itron                                                                                             7,000  (a)             249,550

Keithley Instruments                                                                              5,600                  107,520

Kopin                                                                                            19,300  (a)             153,242

Kronos                                                                                            8,500  (a)             345,525

Kulicke & Soffa Industries                                                                       17,000  (a)             308,380

MRO Software                                                                                      8,800  (a)             127,248

Manhattan Associates                                                                             10,300  (a)             325,274

MapInfo                                                                                           4,700  (a)              51,841

Meade Instruments                                                                                 6,000  (a)              29,700

Mercury Computer Systems                                                                          8,900  (a)             257,655

Methode Electronics, Cl. A                                                                       13,600                  155,992

Microsemi                                                                                        13,000  (a)             172,250

Midway Games                                                                                     16,617  (a)             226,822

NYFIX                                                                                            11,800  (a)             118,826

Network Equipment Technologies                                                                    4,700  (a)              27,730

Park Electrochemical                                                                              6,850                  207,213

Pericom Semiconductor                                                                             9,400  (a)             134,138

Phoenix Technologies                                                                              9,800  (a)             134,750

Photon Dynamics                                                                                   6,500  (a)             314,860

Photronics                                                                                       12,000  (a)             396,840

Pinnacle Systems                                                                                 21,550  (a)             200,415

Pioneer-Standard Electronics                                                                     12,000                  175,440

Planar Systems                                                                                    5,000  (a)             124,450

Power Integrations                                                                               10,700  (a)             226,305

Progress Software                                                                                13,600  (a)             229,160

Radiant Systems                                                                                  11,600  (a)             127,716

RadiSys                                                                                           6,600  (a)              96,822

Rainbow Technologies                                                                             10,100  (a)              85,547

Read-Rite                                                                                        34,500  (a)             122,475

Roper Industries                                                                                 12,200                  561,078

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Roxio                                                                                             8,100  (a)             172,125

Rudolph Technologies                                                                              6,200  (a)             189,100

SBS Technologies                                                                                  5,100  (a)              64,974

SCM Microsystems                                                                                  5,300  (a)              68,264

SPSS                                                                                              7,500  (a)             133,050

Standard Microsystems                                                                             6,900  (a)             169,395

Stratos Lightwave                                                                                15,921  (a)              43,942

Supertex                                                                                          5,400  (a)             103,410

Symmetricom                                                                                       7,850  (a)              50,240

Systems & Computer Technology                                                                    12,700  (a)             197,485

THQ                                                                                              15,050  (a)             527,653

Take-Two Interactive Software                                                                    15,100  (a)             379,010

Therma-Wave                                                                                       9,000  (a)             127,260

Three-Five Systems                                                                                6,549  (a)              91,686

Tollgrade Communications                                                                          5,700  (a)             114,627

Trimble Navigation                                                                               10,300  (a)             170,877

Ultratech Stepper                                                                                 7,700  (a)             131,439

Valence Technology                                                                                9,500  (a)              21,945

Varian Semiconductor Equipment Associates                                                        12,700  (a)             593,344

Veeco Instruments                                                                                10,700  (a)             317,041

ViaSat                                                                                           11,000  (a)             116,930

Vicor                                                                                            16,100  (a)             223,146

X-Rite                                                                                            8,000                   70,000

Zebra Technologies, Cl. A                                                                        12,500  (a)             708,375

ZixIt                                                                                             4,100  (a)              20,336

                                                                                                                      23,001,538

UTILITIES--1.7%

Avista                                                                                           17,300                  276,627

CH Energy Group                                                                                   6,300                  323,757

Central Vermont Public Service                                                                    4,500                   81,000

El Paso Electric                                                                                 19,000  (a)             296,400

General Communication Cl. A                                                                      18,500  (a)             184,630

Green Mountain Power                                                                              2,000                   38,000

Metro One Telecommunications                                                                      8,600                  153,080


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Northwest Natural Gas                                                                             9,400                  266,960

RGS Energy Group                                                                                 13,400                  531,712

UIL Holdings                                                                                      5,400                  304,560

UniSource Energy                                                                                 12,900                  260,322

                                                                                                                       2,717,048

TOTAL COMMON STOCKS

   (cost $134,914,598)                                                                                               156,402,965
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.5%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--1.3%

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  1.87%, dated 4/30/2002, due 5/1/2002 in the

  amount of $2,120,110 (fully collateralized by 2,080,000

  Federal Home Loan Bank Bonds,

   5.25%, 1/15/2006, value $2,165,805)                                                        2,120,000                2,120,000

U.S. TREASURY BILLS--.2%

1.58%, 7/18/2002                                                                                300,000                  298,893

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,418,908)                                                                                                   2,418,893
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $137,333,506)                                                             101.1%             158,821,858

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.1%)             (1,712,884)

NET ASSETS                                                                                        100.0%             157,108,974

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                            137,333,506    158,821,858

Cash                                                                  1,213,396

Receivable for shares of Common Stock subscribed                        575,236

Dividends and interest receivable                                        38,473

                                                                    160,648,963
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            60,355

Payable for investment securities purchased                           3,401,480

Payable for shares of Common Stock redeemed                              78,154

                                                                      3,539,989
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      157,108,974
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     135,991,919

Accumulated investment (loss)                                           (14,680)

Accumulated net realized gain (loss) on investments                    (356,617)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     21,488,352
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      157,108,974
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)       9,721,190

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   16.16

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $222 foreign taxes withheld at source)          401,760

Interest                                                                11,138

TOTAL INCOME                                                           412,898

EXPENSES:

Management fee--Note 3(a)                                              140,926

Shareholder servicing costs--Note 3(b)                                 140,926

Loan commitment fees--Note 2                                               683

Interest expense--Note 2                                                    73

TOTAL EXPENSES                                                         282,608

INVESTMENT INCOME--NET                                                 130,290
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,301,231

Net realized gain (loss) on financial futures                          (13,320)

NET REALIZED GAIN (LOSS)                                             1,287,911

Net unrealized appreciation (depreciation) on investments           23,319,511

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              24,607,422

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                24,737,712

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            130,290              187,583

Net realized gain (loss) on investments         1,287,911             (630,985)

Net unrealized appreciation (depreciation)
   on investments                              23,319,511           (5,028,057)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   24,737,712           (5,471,459)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (282,414)            (115,756)

Net realized gain on investments                 (598,449)          (5,633,468)

TOTAL DIVIDENDS                                  (880,863)          (5,749,224)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  63,913,985           76,742,569

Dividends reinvested                              735,450            5,616,466

Cost of shares redeemed                       (14,600,353)         (47,623,633)

Redemption fee                                     21,480               38,661

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             50,070,562           34,774,063

TOTAL INCREASE (DECREASE) IN NET ASSETS        73,927,411           23,553,380
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            83,181,563           59,628,183

END OF PERIOD                                 157,108,974           83,181,563

Undistributed investment income (loss)--net       (14,680)             137,444
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,256,399            5,560,553

Shares issued for dividends reinvested             50,616              416,343

Shares redeemed                                  (994,189)          (3,417,023)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,312,826            2,559,873

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2002                                Year Ended October 31,
                                                                  ------------------------------------------------------------------

                                                (Unaudited)          2001           2000           1999           1998      1997(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.98          15.49          13.03          12.16          13.90      12.50

Investment Operations:

Investment income--net                                 .02(b)         .04(b)         .03(b)         .04(b)         .04        .02

Net realized and unrealized
   gain (loss) on investments                         3.29          (1.06)          3.06           1.38          (1.60)      1.38

Total from Investment Operations                      3.31          (1.02)          3.09           1.42          (1.56)      1.40

Distributions:

Dividends from investment
   income--net                                        (.04)          (.03)          (.04)          (.05)          (.02)        --

Dividends from net realized
   gain on investments                                (.09)         (1.46)          (.59)          (.50)          (.16)        --

Total Distributions                                   (.13)         (1.49)          (.63)          (.55)          (.18)        --

Redemption fee added
   to paid-in capital                                  .00(c)         .00(c)          --             --             --         --

Net asset value, end of period                       16.16          12.98          15.49          13.03          12.16      13.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     25.62(d)       (6.95)         24.64          11.86         (11.38)    11.20(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .25(d)         .50            .50            .50            .50       .17(d)

Ratio of interest expense
   and loan commitment fees
   to average net assets                               .00(d,e)       .01            .01            .01             --         --

Ratio of net investment income
   to average net assets                               .11(d)         .28            .21            .34            .35       .13(d)

Portfolio Turnover Rate                               6.38(d)       42.01          36.89          41.97          25.14     10.59(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     157,109         83,182         59,628         35,991         24,325     18,081

(A) FROM JUNE 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Small Cap Stock Index Fund (the "fund") is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to provide investment results that correspond to the total return performance of predominantly small capitalization common stocks in the aggregate, as represented by the Standard & Poor' s Small Cap 600 Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.


The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2002, was approximately $6,100 with a related weighted average annualized interest rate of 2.41%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board members (including counsel fees) . Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimburseable amounts). Subject to the Company' s Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emer itus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Board members.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, bank or other financial institution) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, the fund was charged an aggregate of $140,926 pursuant to the Shareholder Services Plan.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2002, amounted to $56,513,208 and $7,272,210, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading.

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2002, there were no financial futures contracts outstanding.

(b) At April 30, 2002, accumulated net unrealized appreciation on investments was $21,488,352, consisting of $29,209,322 gross unrealized appreciation and $7,720,970 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                           For More Information

                        Dreyfus Small Cap Stock
                        Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                       Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  077SA0402





      Dreyfus
      S&P 500
      Index Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            21   Statement of Financial Futures

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            25   Financial Highlights

                            26   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             S&P 500 Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus S&P 500 Index Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steven Falci and Tom Durante.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market's direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Steven Falci and Tom Durante, Portfolio Managers

How did Dreyfus S&P 500 Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund produced a total return of 2.07%.(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" ), the fund's benchmark, produced a 2.29% return for the same period.(2) The difference in returns was primarily due to transaction costs and other fund operating expenses.

The beginning of an economic recovery helped large-capitalization stocks produce generally positive returns during the reporting period. However, persistent difficulties specifically affecting large-cap stocks muted those returns

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks. The S& P 500 Index is dominated by large-cap, blue chip stocks that comprise nearly 75% of total U.S. market capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. The S&P 500 Index contains approximately 375 industrial, 40 utility, 75 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility.

What other factors influenced the fund's performance?

The fund and market were primarily influenced by the early stages of an economic recovery. In the space of a few short months, the economic outlook went from bleak to cautiously optimistic. Since the start of 2002, most economic indicators turned upwards, with consumer spending leading the way. Manufacturing, which had been in a slump for several years, finally began to improve during the first quarter of 2002. As a result, industrial production, automobile sales and housing starts were all stronger than many analysts expected.

Against this generally positive economic backdrop, the U.S. stock market posted modestly positive returns. By far, the highest returns for the S&P 500 Index and the fund stemmed from the consumer-oriented industry groups. For example, retail businesses, automobile manufacturers and homebuilders reported strong sales. Consumer staples stocks, such as food and beverage companies, also benefited from consumer spending. Because low interest rates encouraged people to borrow in order to purchase homes, cars and retail goods, banks and other lending institutions also benefited during the reporting period.

In the wake of the September 11 attacks, leisure companies, including hotels and restaurants, posted strong gains. Airline stocks performed very well, bouncing back from their lows. However, because airlines comprise just a small percentage of the S&P 500 Index, the fund held a small percentage in this industry as well, and as a result, their overall contribution to the fund's performance was limited.


While many of the companies within the S&P 500 Index reported gains during the reporting period, two problems unique to large-cap stocks held back the market's overall returns. The most widely publicized problem was the intensified accounting scrutiny that followed the Enron collapse. Accounting concerns led to sharp stock-price declines for several large-cap companies with especially complex finances. In addition, while inventory levels have started to move closer to normal levels for companies in most industry groups, a number of large-cap technology businesses continue to suffer from lackluster customer demand, which has adversely affected their stock prices.

What is the fund's current strategy?

Our strategy is to attempt to replicate the returns of the S&P 500 Index. Accordingly, as of April 30, 2002 the percentage of the fund's assets invested in each industry was as follows: 2% in Alcohol & Tobacco; 10% in Consumer Cyclicals; 7% in Consumer Staples; 7% in Energy; 14% in Health Care; 22% in Interest Sensitive; 0% in Internet; 8% in Producer Goods & Services; 6% in Services; 14% in Technology; 6% in Utilities; and 4% in Short-Term Investments.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--95.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.7%

Adolph Coors, Cl. B                                                                               9,400                  628,390

Anheuser-Busch Cos.                                                                             228,900               12,131,700

Brown-Forman, Cl. B                                                                              17,700                1,391,574

Philip Morris Cos.                                                                              560,500               30,508,015

UST                                                                                              43,500                1,731,300

                                                                                                                      46,390,979

CONSUMER CYCLICAL--10.2%

AMR                                                                                              40,000  (a)             858,800

Albertson's                                                                                     105,072                3,524,115

AutoZone                                                                                         27,900  (a)           2,120,400

Bed Bath & Beyond                                                                                75,100  (a)           2,791,467

Best Buy                                                                                         54,800  (a)           4,074,380

Big Lots                                                                                         29,600                  457,616

Brunswick                                                                                        22,700                  639,913

CVS                                                                                             101,200                3,388,176

Cendant                                                                                         254,070  (a)           4,570,719

Circuit City Stores-Circuit City Group                                                           54,000                1,164,240

Cooper Tire & Rubber                                                                             18,800                  466,240

Costco Wholesale                                                                                117,100  (a)           4,707,420

Dana                                                                                             38,459                  779,179

Darden Restaurants                                                                               30,300                1,208,970

Delphi Automotive Systems                                                                       145,069                2,255,823

Delta Air Lines                                                                                  31,900                  883,949

Dillard's, Cl. A                                                                                 21,700                  531,433

Dollar General                                                                                   86,008                1,354,626

Eastman Kodak                                                                                    75,500                2,431,855

Eaton                                                                                            17,900                1,514,519

Family Dollar Stores                                                                             44,600                1,543,160

Federated Department Stores                                                                      49,900  (a)           1,982,527

Ford Motor                                                                                      468,792                7,500,672

Gap                                                                                             223,725                3,156,760

General Motors                                                                                  143,800                9,224,770

Harley-Davidson                                                                                  78,400                4,154,416

Harrah's Entertainment                                                                           29,000  (a)           1,425,640

Hasbro                                                                                           44,700                  714,306

Hilton Hotels                                                                                    95,600                1,564,016

Home Depot                                                                                      606,103               28,104,996


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

International Game Technology                                                                    23,200  (a)           1,460,440

J.C. Penney                                                                                      68,300                1,484,842

Johnson Controls                                                                                 22,700                1,957,875

Jones Apparel Group                                                                              32,500  (a)           1,265,875

Kohl's                                                                                           86,700  (a)           6,389,790

Kroger                                                                                          207,900  (a)           4,733,883

Limited                                                                                         133,700                2,561,692

Liz Claiborne                                                                                    27,200                  851,088

Lowe's Cos.                                                                                     200,400                8,474,916

Marriott International, Cl. A                                                                    62,400                2,741,856

Mattel                                                                                          111,700                2,305,488

May Department Stores                                                                            75,750                2,627,010

Maytag                                                                                           19,900                  918,385

McDonald's                                                                                      332,700                9,448,680

NIKE, Cl. B                                                                                      69,500                3,706,435

Navistar International                                                                           15,500                  618,450

Nordstrom                                                                                        34,800                  816,408

Office Depot                                                                                     79,500  (a)           1,521,630

PACCAR                                                                                           19,900                1,422,253

RadioShack                                                                                       46,400                1,447,680

Reebok International                                                                             15,200  (a)             420,280

Safeway                                                                                         129,900  (a)           5,449,305

Sears, Roebuck & Co.                                                                             83,500                4,404,625

Southwest Airlines                                                                              198,318                3,611,371

Staples                                                                                         119,450  (a)           2,385,417

Starbucks                                                                                        98,900  (a)           2,256,898

Starwood Hotels & Resorts Worldwide                                                              51,200                1,935,360

TJX Cos.                                                                                         70,600                3,076,748

Target                                                                                          233,700               10,201,005

Tiffany & Co.                                                                                    37,800                1,502,550

Toys R Us                                                                                        51,400  (a)             887,678

Tricon Global Restaurants                                                                        37,710  (a)           2,377,993

US Airways Group                                                                                 17,600  (a)              91,520

V.F.                                                                                             28,700                1,256,199

Visteon                                                                                          33,715                  520,560

Wal-Mart Stores                                                                               1,152,900               64,400,994

Walgreen                                                                                        264,300                9,982,611

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Wendy's International                                                                            27,100                1,013,540

Whirlpool                                                                                        17,300                1,296,635

Winn-Dixie Stores                                                                                36,400                  631,540

                                                                                                                         273,552,608

CONSUMER STAPLES--6.7%

Alberto-Culver, Cl. B                                                                            14,900                  813,093

Archer-Daniels-Midland                                                                          169,360                2,247,407

Avon Products                                                                                    61,136                3,414,446

Campbell Soup                                                                                   106,000                2,926,660

Clorox                                                                                           60,200                2,663,850

Coca-Cola                                                                                       642,700               35,676,277

Coca-Cola Enterprises                                                                           115,100                2,258,262

Colgate-Palmolive                                                                               142,800                7,569,828

ConAgra Foods                                                                                   139,100                3,407,950

Fortune Brands                                                                                   38,500                2,012,010

General Mills                                                                                    94,500                4,162,725

Gillette                                                                                        273,200                9,693,136

H.J. Heinz                                                                                       90,600                3,804,294

Hershey Foods                                                                                    35,100                2,386,800

International Flavors & Fragrances                                                               24,500                  788,900

Kellogg                                                                                         105,200                3,778,784

Kimberly-Clark                                                                                  135,900                8,849,808

Newell Rubbermaid                                                                                69,062                2,168,547

Pepsi Bottling Group                                                                             73,800                2,113,632

PepsiCo                                                                                         452,900               23,505,510

Procter & Gamble                                                                                335,400               30,273,204

SUPERVALU                                                                                        34,500                1,035,000

Sara Lee                                                                                        203,200                4,303,776

Sysco                                                                                           172,500                5,004,225

Tupperware                                                                                       15,000                  344,400

Unilever, N.V. (New York Shares)                                                                147,935                9,571,395

Wm. Wrigley Jr.                                                                                  58,300                3,206,500

                                                                                                                     177,980,419

ENERGY--7.3%

Amerada Hess                                                                                     23,000                1,768,240

Anadarko Petroleum                                                                               64,432                3,467,730

Apache                                                                                           35,500                2,070,715



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Baker Hughes                                                                                     86,990                3,277,783

Burlington Resources                                                                             51,945                2,307,916

CMS Energy                                                                                       34,400                  665,984

ChevronTexaco                                                                                   276,168               23,946,527

Conoco                                                                                          161,924                4,541,968

Devon Energy                                                                                     40,200                1,982,262

EOG Resources                                                                                    29,900                1,272,245

El Paso                                                                                         132,075                5,283,000

Exxon Mobil                                                                                   1,769,476               71,079,851

Halliburton                                                                                     111,100                1,887,589

Kerr-McGee                                                                                       25,965                1,552,707

KeySpan                                                                                          36,000                1,270,800

Kinder Morgan                                                                                    32,000                1,549,120

Marathon Oil                                                                                     80,100                2,327,706

McDermott International                                                                          16,000  (a)             255,520

Nabors Industries                                                                                36,500  (a)           1,662,575

Nicor                                                                                            11,600                  542,648

NiSource                                                                                         53,700                1,186,770

Noble Drilling                                                                                   34,200  (a)           1,482,570

Occidental Petroleum                                                                             96,700                2,780,125

Peoples Energy                                                                                    9,200                  358,800

Phillips Petroleum                                                                               98,740                5,905,639

Public Service Enterprise Group                                                                  53,200                2,465,820

Rowan Cos.                                                                                       24,300                  616,734

Royal Dutch Petroleum (New York Shares)                                                         549,400               28,711,644

Schlumberger                                                                                    149,100                8,163,225

Sempra Energy                                                                                    53,666                1,372,240

Sunoco                                                                                           19,600                  673,848

Transocean Sedco Forex                                                                           82,500                2,928,750

Unocal                                                                                           63,200                2,350,408

Williams Cos.                                                                                   133,500                2,549,850

                                                                                                                     194,259,309

HEALTH CARE--13.4%

Abbott Laboratories                                                                             402,600               21,720,270

Allergan                                                                                         34,000                2,240,940

AmerisourceBergen                                                                                26,900                2,084,750

Amgen                                                                                           271,000  (a)          14,330,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Applera--Applied Biosystems Group                                                                55,000                  941,600

Bausch & Lomb                                                                                    13,900                  499,983

Baxter International                                                                            152,800                8,694,320

Becton, Dickinson & Co.                                                                          66,900                2,486,673

Biogen                                                                                           38,300  (a)           1,664,901

Biomet                                                                                           69,875                1,972,571

Boston Scientific                                                                               104,400  (a)           2,601,648

Bristol-Myers Squibb                                                                            500,800               14,423,040

C.R. Bard                                                                                        13,200                  725,208

Cardinal Health                                                                                 116,225                8,048,581

Chiron                                                                                           49,000  (a)           1,983,030

Eli Lilly & Co.                                                                                 290,700               19,200,735

Forest Laboratories                                                                              46,200  (a)           3,563,868

Genzyme                                                                                          54,900  (a)           2,247,606

Guidant                                                                                          78,900  (a)           2,966,640

HCA                                                                                             133,350                6,372,797

HEALTHSOUTH                                                                                     101,500  (a)           1,532,650

Health Management Associates, Cl. A                                                              63,500  (a)           1,355,090

Humana                                                                                           43,700  (a)             714,495

Immunex                                                                                         141,000  (a)           3,826,740

Johnson & Johnson                                                                               793,418               50,667,673

King Pharmaceuticals                                                                             63,566  (a)           1,992,158

Manor Care                                                                                       26,500  (a)             679,460

McKesson                                                                                         74,377                3,004,087

MedImmune                                                                                        64,100  (a)           2,140,940

Medtronic                                                                                       313,400               14,005,846

Merck & Co.                                                                                     588,400               31,973,656

Millipore                                                                                        12,400                  495,380

Pfizer                                                                                        1,626,200               59,112,370

Pharmacia                                                                                       335,535               13,834,108

Schering-Plough                                                                                 379,000               10,346,700

St. Jude Medical                                                                                 22,500  (a)           1,872,225

Stryker                                                                                          50,900                2,723,659

Tenet Healthcare                                                                                 84,300  (a)           6,185,091

Thermo Electron                                                                                  46,000  (a)             869,400

UnitedHealth Group                                                                               80,700                7,086,267

Waters                                                                                           33,900  (a)             913,605



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Watson Pharmaceuticals                                                                           27,600  (a)             678,960

WellPoint Health Networks                                                                        37,400  (a)           2,807,992

Wyeth                                                                                           341,500               19,465,500

Zimmer Holdings                                                                                  50,120  (a)           1,739,665

                                                                                                                     358,793,358

INTEREST SENSITIVE--21.7%

ACE                                                                                              67,200                2,924,544

AFLAC                                                                                           135,200                4,042,480

Aetna                                                                                            37,479                1,784,000

Allstate                                                                                        184,600                7,336,004

Ambac Financial Group                                                                            27,350                1,719,221

American Express                                                                                345,400               14,164,854

American International Group                                                                    675,779               46,709,844

AmSouth Bancorporation                                                                           94,300                2,141,553

Aon                                                                                              69,675                2,489,488

BB&T                                                                                            119,300                4,542,944

Bank of America                                                                                 407,252               29,517,625

Bank of New York                                                                                190,600                6,974,054

Bank One                                                                                        301,904               12,338,816

Bear Stearns Cos.                                                                                25,872                1,602,512

CIGNA                                                                                            37,400                4,076,600

Capital One Financial                                                                            55,600                3,329,884

Charles Schwab                                                                                  353,800                4,029,782

Charter One Financial                                                                            58,137                2,056,887

Chubb                                                                                            44,000                3,374,800

Cincinnati Financial                                                                             41,800                1,958,748

Citigroup                                                                                     1,330,817               57,624,376

Comerica                                                                                         46,100                2,897,385

Concord EFS                                                                                     131,400  (a)           4,155,380

Conseco                                                                                          89,203  (a)             332,727

Countrywide Credit Industries                                                                    31,700                1,480,707

Equity Office Properties Trust                                                                  107,300                3,071,999

Equity Residential Properties Trust                                                              70,100                1,976,820

Fannie Mae                                                                                      258,600               20,411,298

Fifth Third Bancorp                                                                             150,867               10,347,968

FleetBoston Financial                                                                           270,507                9,548,897

Franklin Resources                                                                               67,600                2,832,440

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Freddie Mac                                                                                     179,900               11,756,465

General Electric                                                                              2,570,100               81,086,655

Golden West Financial                                                                            40,800                2,790,312

H&R Block                                                                                        47,500                1,905,700

Hartford Financial Services Group                                                                63,500                4,400,550

Household International                                                                         118,445                6,904,159

Huntington Bancshares                                                                            64,974                1,318,322

J.P. Morgan Chase & Co.                                                                         510,760               17,927,676

Jefferson-Pilot                                                                                  38,925                1,949,364

John Hancock Financial Services                                                                  77,300                2,983,780

Keycorp                                                                                         109,600                3,080,856

Lehman Brothers Holdings                                                                         63,200                3,728,800

Lincoln National                                                                                 49,000                2,347,100

Loews                                                                                            49,600                2,973,520

MBIA                                                                                             38,400                2,070,912

MBNA                                                                                            220,525                7,817,611

MGIC Investment                                                                                  27,700                1,976,672

Marsh & McLennan Cos.                                                                            71,100                7,186,788

Marshall & Ilsley                                                                                27,700                1,763,105

Mellon Financial                                                                                114,300                4,315,968

Merrill Lynch                                                                                   217,800                9,134,532

MetLife                                                                                         187,600                6,404,664

Morgan Stanley Dean Witter & Co.                                                                284,960               13,598,291

National City                                                                                   157,100                4,901,520

Northern Trust                                                                                   57,500                3,054,400

PNC Financial Services Group                                                                     74,500                4,108,675

Progressive                                                                                      57,000                3,277,500

Providian Financial                                                                              73,600                  522,560

Regions Financial                                                                                58,900                2,065,623

Safeco                                                                                           33,100                1,105,540

SouthTrust                                                                                       89,600                2,390,528

St. Paul Cos.                                                                                    53,694                2,674,498

State Street                                                                                     84,200                4,303,462

Stilwell Financial                                                                               57,300                1,223,928

SunTrust Banks                                                                                   74,800                5,084,904

Synovus Financial                                                                                75,450                2,040,168

T. Rowe Price Group                                                                              32,000                1,122,240



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Temple-Inland                                                                                    13,800                  730,572

Torchmark                                                                                        32,100                1,312,569

U.S. Bancorp                                                                                    493,653               11,699,576

USA Education                                                                                    40,600                3,891,510

Union Planters                                                                                   35,600                1,783,916

UnumProvident                                                                                    62,695                1,770,507

Wachovia                                                                                        352,290               13,401,112

Washington Mutual                                                                               249,290                9,405,712

Wells Fargo                                                                                     438,800               22,444,620

XL Capital, Cl. A                                                                                34,300                3,236,205

Zions Bancorporation                                                                             23,700                1,281,696

                                                                                                                     580,049,980

INTERNET--.1%

Yahoo!                                                                                          150,400  (a)           2,219,904

PRODUCER GOODS & SERVICES--7.9%

Air Products & Chemicals                                                                         58,800                2,825,340

Alcan                                                                                            83,100                3,043,953

Alcoa                                                                                           219,248                7,461,009

Allegheny Technologies                                                                           20,777                  350,716

American Power Conversion                                                                        50,600  (a)             650,210

Ashland                                                                                          17,900                  730,857

Avery Dennison                                                                                   28,400                1,819,020

Ball                                                                                             14,200                  675,210

Barrick Gold                                                                                    138,716                2,784,030

Bemis                                                                                            13,700                  729,251

Black & Decker                                                                                   20,700                1,007,676

Boeing                                                                                          216,798                9,669,191

Boise Cascade                                                                                    15,000                  508,050

Burlington Northern Santa Fe                                                                     99,400                2,732,506

CSX                                                                                              55,300                2,000,201

Caterpillar                                                                                      88,900                4,855,718

Centex                                                                                           15,800                  889,540

Cooper Industries                                                                                24,200                1,059,960

Crane                                                                                            15,425                  425,422

Cummins Engine                                                                                   10,700                  455,285

Deere & Co.                                                                                      61,500                2,752,740

Dow Chemical                                                                                    233,463                7,424,123

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

E. I. du Pont de Nemours                                                                        265,412               11,810,834

Eastman Chemical                                                                                 20,000                  882,000

Ecolab                                                                                           33,100                1,453,421

Emerson Electric                                                                                108,800                5,808,832

Engelhard                                                                                        33,600                1,022,112

FedEx                                                                                            77,220  (a)           3,989,957

Fluor                                                                                            20,700                  855,531

Freeport-McMoRan Copper, Cl. B                                                                   37,300  (a)             662,448

General Dynamics                                                                                 52,200                5,068,098

Genuine Parts                                                                                    45,000                1,552,950

Georgia-Pacific                                                                                  59,467                1,723,354

Goodrich                                                                                         26,400                  842,688

Goodyear Tire & Rubber                                                                           42,200                  938,950

Great Lakes Chemical                                                                             13,000                  334,620

Hercules                                                                                         28,100                  342,820

Honeywell International                                                                         210,525                7,722,057

ITT Industries                                                                                   22,900                1,599,794

Illinois Tool Works                                                                              78,900                5,688,690

Inco                                                                                             47,100  (a)             943,413

Ingersoll-Rand, Cl. A                                                                            43,500                2,172,825

International Paper                                                                             124,753                5,168,517

KB HOME                                                                                          13,000                  648,050

Leggett & Platt                                                                                  50,900                1,338,670

Lockheed Martin                                                                                 114,700                7,214,630

Louisiana-Pacific                                                                                27,000                  315,900

Masco                                                                                           118,800                3,338,280

MeadWestvaco                                                                                     51,411                1,509,427

Molex                                                                                            50,700                1,704,534

Newmont Mining                                                                                  101,425                2,891,627

Norfolk Southern                                                                                100,000                2,143,000

Northrop Grumman                                                                                 28,600                3,450,876

Nucor                                                                                            20,100                1,174,845

PPG Industries                                                                                   43,700                2,285,947

Pactiv                                                                                           41,200  (a)             851,604

Pall                                                                                             31,600                  657,280

Parker-Hannifin                                                                                  30,350                1,515,983

Phelps Dodge                                                                                     20,395                  730,141


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Placer Dome                                                                                      85,000                  998,750

Plum Creek Timber                                                                                47,300                1,440,285

Praxair                                                                                          41,600                2,375,360

Pulte Homes                                                                                      15,600                  829,920

Raytheon                                                                                        101,200                4,280,760

Rockwell Collins                                                                                 47,500                1,131,450

Rockwell International                                                                           47,700                1,024,119

Rohm & Haas                                                                                      57,015                2,115,827

Sealed Air                                                                                       21,632  (a)             966,301

Sherwin-Williams                                                                                 40,000                1,229,200

Sigma-Aldrich                                                                                    19,000                  900,220

Snap-On                                                                                          15,000                  475,200

Stanley Works                                                                                    22,113                1,027,812

3M                                                                                              101,500               12,768,700

TRW                                                                                              32,700                1,799,481

Textron                                                                                          36,600                1,799,988

Thomas & Betts                                                                                   15,100                  354,850

Tyco International                                                                              516,471                9,528,890

Union Pacific                                                                                    64,300                3,652,240

United States Steel                                                                              23,100                  416,724

United Technologies                                                                             122,300                8,581,791

Vulcan Materials                                                                                 26,200                1,205,724

W.W. Grainger                                                                                    24,200                1,356,894

Weyerhaeuser                                                                                     57,000                3,397,770

Worthington Industries                                                                           22,100                  327,080

                                                                                                                     211,190,049

SERVICES--6.1%

ALLTEL                                                                                           80,400                3,979,800

AOL Time Warner                                                                               1,145,050  (a)          21,778,851

AT&T Wireless Services                                                                          699,617  (a)           6,261,572

Allied Waste Industries                                                                          51,000  (a)             619,140

American Greetings, Cl. A                                                                        16,500                  292,875

Automatic Data Processing                                                                       160,400                8,154,736

Carnival                                                                                        151,700                5,053,127

Cintas                                                                                           43,900                2,272,703

Clear Channel Communications                                                                    154,700  (a)           7,263,165

Comcast, Cl. A                                                                                  244,600  (a)           6,543,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Computer Sciences                                                                                44,200  (a)           1,982,370

Convergys                                                                                        44,500  (a)           1,231,315

Deluxe                                                                                           17,200                  754,736

Dow Jones & Co.                                                                                  22,000                1,196,140

Electronic Data Systems                                                                         124,400                6,749,944

Equifax                                                                                          37,500                1,024,500

First Data                                                                                       98,800                7,853,612

Fiserv                                                                                           49,250  (a)           2,189,655

Gannett                                                                                          68,600                5,028,380

IMS Health                                                                                       76,500                1,576,665

Interpublic Group Cos.                                                                           97,800                3,020,064

Knight-Ridder                                                                                    21,800                1,460,600

McGraw-Hill Cos.                                                                                 50,000                3,199,500

Meredith                                                                                         12,800                  548,096

Moody's                                                                                          40,400                1,760,632

NEXTEL Communications, Cl. A                                                                    206,600  (a)           1,138,366

New York Times, Cl. A                                                                            39,200                1,825,152

Omnicom Group                                                                                    48,100                4,196,244

Paychex                                                                                          96,975                3,620,077

Quintiles Transnational                                                                          31,000  (a)             440,200

R. R. Donnelley & Sons                                                                           29,600                  946,016

Robert Half International                                                                        45,400  (a)           1,192,204

Ryder System                                                                                     15,700                  445,252

Sprint (PCS Group)                                                                              255,800  (a)           2,867,518

TMP Worldwide                                                                                    28,600  (a)             862,862

Tribune                                                                                          77,100                3,405,507

Univision Communications, Cl. A                                                                  54,400  (a)           2,173,824

Viacom, Cl. B                                                                                   459,024  (a)          21,620,030

Walt Disney                                                                                     527,700               12,232,086

Waste Management                                                                                162,500                4,280,250

                                                                                                                     163,040,816

TECHNOLOGY--14.4%

ADC Telecommunications                                                                          205,300  (a)             798,617

Adobe Systems                                                                                    61,400                2,453,544

Advanced Micro Devices                                                                           88,000  (a)             983,840

Agilent Technologies                                                                            119,916  (a)           3,603,476


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Altera                                                                                           99,700  (a)           2,049,832

Analog Devices                                                                                   94,400  (a)           3,489,024

Andrew                                                                                           21,150  (a)             350,879

Apple Computer                                                                                   91,400  (a)           2,218,278

Applied Materials                                                                               424,200  (a)          10,316,544

Applied Micro Circuits                                                                           77,400  (a)             522,450

Autodesk                                                                                         28,400                  522,276

Avaya                                                                                            93,180  (a)             572,125

BMC Software                                                                                     63,200  (a)             913,872

Broadcom, Cl. A                                                                                  67,900  (a)           2,342,550

CIENA                                                                                            85,000  (a)             636,650

Cisco Systems                                                                                 1,897,300  (a)          27,795,445

Citrix Systems                                                                                   48,600  (a)             563,760

Compaq Computer                                                                                 440,784                4,473,958

Computer Associates International                                                               149,350                2,777,910

Compuware                                                                                        96,600  (a)             757,344

Comverse Technology                                                                              48,200  (a)             579,846

Conexant Systems                                                                                 66,100  (a)             674,220

Corning                                                                                         244,800                1,637,712

Danaher                                                                                          38,500                2,755,830

Dell Computer                                                                                   674,400  (a)          17,763,696

Dover                                                                                            52,400                1,952,424

EMC                                                                                             573,500  (a)           5,241,790

Gateway                                                                                          83,900  (a)             459,772

Hewlett-Packard                                                                                 502,200                8,587,620

Intel                                                                                         1,736,200               49,672,682

International Business Machines                                                                 445,600               37,323,456

Intuit                                                                                           55,000  (a)           2,154,900

JDS Uniphase                                                                                    351,100  (a)           1,523,774

Jabil Circuit                                                                                    51,000  (a)           1,040,910

KLA-Tencor                                                                                       48,400  (a)           2,854,148

LSI Logic                                                                                        95,000  (a)           1,220,750

Lexmark International                                                                            33,600  (a)           2,008,608

Linear Technology                                                                                82,100                3,190,406

Lucent Technologies                                                                             885,470                4,073,162

Maxim Integrated Products                                                                        84,300  (a)           4,198,140

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Mercury Interactive                                                                              21,400  (a)             797,578

Micron Technology                                                                               155,300  (a)           3,680,610

Microsoft                                                                                     1,400,800  (a)          73,205,808

Motorola                                                                                        576,095                8,871,863

NCR                                                                                              25,100  (a)             975,386

NVIDIA                                                                                           37,400  (a)           1,301,894

National Semiconductor                                                                           46,000  (a)           1,449,920

Network Appliance                                                                                86,400  (a)           1,507,680

Nortel Networks                                                                                 828,980                2,818,532

Novell                                                                                           93,800  (a)             347,060

Novellus Systems                                                                                 37,100  (a)           1,758,540

Oracle                                                                                        1,422,000  (a)          14,276,880

PMC-Sierra                                                                                       42,700  (a)             664,412

Palm                                                                                            149,372  (a)             473,509

Parametric Technology                                                                            68,000  (a)             274,720

PeopleSoft                                                                                       78,400  (a)           1,816,528

PerkinElmer                                                                                      31,900                  408,320

Pitney Bowes                                                                                     63,100                2,656,510

Power-One                                                                                        20,400  (a)             170,544

QLogic                                                                                           24,000  (a)           1,097,040

QUALCOMM                                                                                        198,400  (a)           5,983,744

Rational Software                                                                                50,300  (a)             732,871

Sabre Holdings                                                                                   36,921  (a)           1,716,827

Sanmina-SCI                                                                                     135,300  (a)           1,407,120

Sapient                                                                                          32,700  (a)             159,576

Scientific-Atlanta                                                                               40,500                  810,000

Siebel Systems                                                                                  119,700  (a)           2,895,543

Solectron                                                                                       212,400  (a)           1,550,520

Sun Microsystems                                                                                840,300  (a)           6,873,654

Symbol Technologies                                                                              59,100                  499,986

Tektronix                                                                                        23,800  (a)             523,600

Tellabs                                                                                         106,100  (a)             900,789

Teradyne                                                                                         46,800  (a)           1,542,060

Texas Instruments                                                                               449,100               13,890,663

Unisys                                                                                           83,400  (a)           1,125,900

VERITAS Software                                                                                103,782  (a)           2,941,182


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Vitesse Semiconductor                                                                            51,800  (a)             309,764

Xerox                                                                                           186,400                1,649,640

Xilinx                                                                                           86,800  (a)           3,277,568

                                                                                                                     384,400,561

UTILITIES--6.0%

AES                                                                                             138,000  (a)           1,106,760

AT&T                                                                                            915,804               12,015,348

Allegheny Energy                                                                                 32,400                1,358,208

Ameren                                                                                           35,600                1,486,656

American Electric Power                                                                          83,460                3,822,468

BellSouth                                                                                       485,900               14,747,065

Calpine                                                                                          94,000  (a)           1,034,000

CenturyTel                                                                                       36,500                1,011,050

Cinergy                                                                                          43,000                1,527,790

Citizens Communications                                                                          72,500  (a)             672,075

Consolidated Edison                                                                              54,900                2,393,091

Constellation Energy Group                                                                       42,400                1,353,408

DTE Energy                                                                                       42,100                1,908,814

Dominion Resources                                                                               68,108                4,523,733

Duke Energy                                                                                     213,788                8,194,494

Dynegy, Cl. A                                                                                    90,800                1,634,400

Edison International                                                                             84,300  (a)           1,530,045

Entergy                                                                                          57,200                2,654,080

Exelon                                                                                           83,075                4,510,973

FPL Group                                                                                        45,500                2,888,795

FirstEnergy                                                                                      77,002                2,564,167

Mirant                                                                                          103,726  (a)           1,253,010

PG&E                                                                                            100,300  (a)           2,357,050

PPL                                                                                              37,900                1,444,369

Pinnacle West Capital                                                                            21,900                  959,658

Progress Energy                                                                                  56,669                2,940,554

Qwest Communications International                                                              431,000                2,167,930

Reliant Energy                                                                                   77,166                1,958,473

SBC Communications                                                                              867,098               26,932,064

Southern                                                                                        179,900                5,100,165

Sprint (FON Group)                                                                              229,600                3,639,160

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

TECO Energy                                                                                      36,100                1,005,024

TXU                                                                                              68,597                3,733,049

Verizon Communications                                                                          702,156               28,163,477

WorldCom-WorldCom Group                                                                         763,490  (a)           1,892,692

Xcel Energy                                                                                      95,310                2,423,734

                                                                                                                     158,907,829

TOTAL COMMON STOCKS

   (cost $2,102,185,241)                                                                                           2,550,785,812
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--4.0%

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  1.87%, dated 4/30/2002, due 5/1/2002 in the

  amount of $106,195,516 (fully collateralized by

  $105,797,000 of various U.S. Government

   Agency Obligations, value $108,317,676)                                                  106,190,000              106,190,000

U.S. TREASURY BILLS--.3%

1.79%, 5/30/2002                                                                              8,000,000  (b)           7,988,960

TOTAL SHORT-TERM INVESTMENTS

   (cost $114,178,465)                                                                                               114,178,960
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,216,363,706)                                                            99.8%           2,664,964,772

CASH AND RECEIVABLES (NET)                                                                           .2%               5,189,630

NET ASSETS                                                                                        100.0%           2,670,154,402

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

April 30, 2002 (Unaudited)

                                                                   Market Value                                       Unrealized
                                                                     Covered by                                    (Depreciation)
                                             Contracts             Contracts ($)           Expiration            at 4/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              442              119,030,600             June 2002                 (8,964,950)



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                           Cost           Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)        2,216,363,706   2,664,964,772

Cash                                                                  5,773,753

Receivable for shares of Common Stock subscribed                      3,302,459

Dividends and interest receivable                                     1,920,315

Receivable for futures variation margin--Note 4                       1,367,768

                                                                  2,677,329,067
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,131,663

Payable for shares of Common Stock redeemed                           5,990,842

Payable for investment securities purchased                              52,160

                                                                      7,174,665
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,670,154,402
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,308,278,015

Accumulated undistributed investment income--net                      5,274,571

Accumulated net realized gain (loss) on investments                 (83,034,300)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($8,964,950) net unrealized
  (depreciation) on financial futures]                              439,636,116
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,670,154,402
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      84,966,275

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   31.43

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $15,919 foreign taxes withheld at source)    17,914,425

Interest                                                               886,413

TOTAL INCOME                                                        18,800,838

EXPENSES:

Management fee--Note 3(a)                                            3,402,378

Shareholder servicing costs--Note 3(b)                               3,402,378

Loan commitment fees--Note 2                                            23,402

TOTAL EXPENSES                                                       6,828,158

INVESTMENT INCOME--NET                                              11,972,680
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (6,323,331)

Net realized gain (loss) on financial futures                        8,063,112

NET REALIZED GAIN (LOSS)                                             1,739,781

Net unrealized appreciation (depreciation) on
  investments [including ($8,890,850) net
  unrealized (depreciation) on financial futures]                   31,253,747

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              32,993,528

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                44,966,208

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,972,680            24,806,513

Net realized gain (loss) on investments         1,739,781           (44,082,334)

Net unrealized appreciation
   (depreciation) on investments               31,253,747          (805,180,221)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   44,966,208          (824,456,042)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (25,302,387)          (23,325,438)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 734,734,679         1,282,947,712

Dividends reinvested                           24,723,350            22,551,706

Cost of shares redeemed                      (623,275,695)       (1,015,662,853)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            136,182,334           289,836,565

TOTAL INCREASE (DECREASE) IN NET ASSETS       155,846,155          (557,944,915)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,514,308,247         3,072,253,162

END OF PERIOD                               2,670,154,402         2,514,308,247

Undistributed investment income--net            5,274,571            18,604,278
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    22,208,028            35,238,855

Shares issued for dividends reinvested            741,997               589,742

Shares redeemed                               (18,880,782)          (28,171,874)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,069,243             7,656,723

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                 Six Months Ended
                                   April 30, 2002                                 Year Ended October 31,
                                                           ------------------------------------------------------------------------

                                       (Unaudited)             2001            2000            1999             1998         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                      31.08             41.95           40.55           32.76            27.73         22.06

Investment Operations:

Investment income--net                        .14(a)            .32(a)          .31(a)          .35(a)           .34           .34

Net realized and
   unrealized gain
   (loss) on investments                      .52            (10.88)           1.92            7.80             5.46          6.37

Total from Investment
   Operations                                 .66            (10.56)           2.23            8.15             5.80          6.71

Distributions:

Dividends from
   investment
   income--net                               (.31)             (.31)           (.32)           (.36)            (.30)         (.38)

Dividends from net realized
   gain on investments                         --                --            (.51)             --             (.47)         (.66)

Total Distributions                          (.31)             (.31)           (.83)           (.36)            (.77)        (1.04)

Net asset value,
   end of period                            31.43             31.08           41.95           40.55            32.76         27.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             2.07(b)         (25.31)           5.50           25.00            21.34         31.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                         .25(b)            .50             .50             .50              .50           .50

Ratio of net investment
   income to average
   net assets                                 .44(b)            .88             .73             .92             1.14          1.52

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                     --                --              --              --               --           .05

Portfolio Turnover Rate                       .74(b)           1.89            7.64            9.61             7.15          2.26
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                   2,670,154         2,514,308       3,072,253       2,800,028        1,843,762     1,279,451

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus S&P 500 Index Fund (the "fund") is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor' s 500 Composite Stock Price Index. The Dreyfus Corporation ("the Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $63,140,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $20,622,000 of the carryover expires in fiscal 2008 and $42,518,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fees in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board members (including counsel fees) . Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimburseable amounts). Subject to the Company's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Board members.

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services a fee, at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period April 30, 2002, the fund was charged $3,402,378 pursuant to the Shareholder Services Plan.

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended April 30, 2002, redemption fees amounted to $101,968.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended April 30, 2002, amounted to $117,999,505 and $19,251,429, respectively.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of April 30, 2002, are set forth in the Statement of Financial Futures.

At April 30, 2002, accumulated net unrealized appreciation on investments was $448,601,066, consisting of $762,667,165, gross unrealized appreciation and $314,066,099 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus S&P 500 Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  078SA0402





      Dreyfus International

      Stock Index Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            34   Statement of Financial Futures

                            35   Statement of Assets and Liabilities

                            36   Statement of Operations

                            37   Statement of Changes in Net Assets

                            38   Financial Highlights

                            39   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus International

                                                               Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus International Stock Index Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Susan Ellison.

As of the reporting period's close, we have seen signs of a domestic economic recovery, which may signal an end to the U.S. economic recession and a possible resumption of economic growth in markets worldwide. As the U.S. economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. and international stocks.

Indeed, as many professionals can attest, the global stock markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about international growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Susan Ellison, Portfolio Manager

How did Dreyfus International Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund produced a total return of 4.64% .(1) This performance approximately mirrored the return of its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Free Index ("MSCI EAFE Free Index"), after adjusting for fees and greater than usual expenses associated with changes to the Index. The MSCI EAFE Free Index reported a total return of 5.53% for the same period.(2)

What is the fund's investment approach?

In managing this fund, our goal is to match the performance of the MSCI EAFE Free Index, a broadly diversified, international index composed of slightly more than 1,000 stocks that trade in 21 major markets outside of the United States, including Great Britain, Germany, France, Japan, Hong Kong, Singapore, Australia and New Zealand. Weighted by market capitalization (the total value of all shares outstanding in a country's stock market) and share liquidity (a measure of the proportion of a company's shares actually available to be bought or sold by the public), approximately 72% of the MSCI EAFE Free Index's total value is represented by its top five countries, which currently are Great Britain, Japan, France, Switzerland and Germany. The MSCI EAFE Free Index is diversified among industry groups as those groups are represented in individual country markets.

In order to simplify management and control costs, the fund attempts to match the MSCI EAFE Free Index's return, not to exactly duplicate its composition. Our carefully created sample attempts to match index weightings at the country, industry and individual security levels. Beginning by country, the fund invests in proportion to each country' s weighting in the MSCI EAFE Free Index. That means if the

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

British market comprises 25% of the MSCI EAFE Free Index, then approximately 25% of the fund' s assets will be invested in Britain. In addition, the fund's industry allocation also matches that of the MSCI EAFE Free Index, in the proper proportion. For example, if a certain percentage of the market value in the Japanese subindex is comprised of financial services firms, that same approximate percentage of the investment in the Japanese market will also be invested in that sector. At the individual company level, the fund invests in a carefully selected sample of the stocks that make up each country's index component. The fund also invests in securities that represent the market as a whole, such as stock index futures, and manages its exposure to foreign currencies so that the fund's currency profile matches the currency makeup of the MSCI EAFE Free Index.

What other factors influenced the fund's performance?

International markets showed mixed but relatively positive results. When the reporting period began, shares were in the midst of a rebound, rising from the lows that followed the September 11 terrorist attacks. Investors became more optimistic as they looked beyond poor corporate earnings, focusing instead on lower interest rates as central bankers attempted to stimulate renewed growth. Near the end of 2001, however, the Enron bankruptcy and accounting scandal in the United States led global markets downward as concerns spread about general quality of earnings and auditing oversight. However, as the reporting period progressed, signs of economic improvement in the U.S. spurred renewed optimism for the global economy and prompted international markets to rebound. International investments also benefited from appreciation of the yen and, to a lesser extent, the euro relative to the U.S. dollar. Strength in foreign currencies increased the value of international investments for U.S. investors.

The fund and its performance were also significantly affected by changes in the MSCI EAFE Free Index' s composition. In order to continue to represent the markets it tracks accurately, major changes were made to the MSCI EAFE Free Index during the reporting period. The extent to which individual companies are represented in the MSCI EAFE Free Index was altered to reflect not only the total value of their shares, but also to reflect what portion of their shares can be freely bought and sold. This means that the percentage of the MSCI EAFE Free Index allocated to any particular company was reduced to reflect the portion of that company's shares that are privately held and seldom traded. As a result, 90 companies were dropped from the MSCI EAFE Free Index and 206 were added. Changes in the MSCI EAFE Free Index's composition required a rebalancing of the fund's holdings, which created greater than usual transaction costs and reduced the fund's return.

What is the fund's current strategy?

The fund looks to provide broad exposure to the international markets and we plan to continue to follow our strategy of remaining fully invested in a way that mirrors the risk/return characteristics of the MSCI EAFE Free Index.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) FREE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES. THE INDEX REFLECTS ACTUAL INVESTABLE OPPORTUNITIES FOR GLOBAL INVESTORS FOR STOCKS THAT ARE FREE OF FOREIGN OWNERSHIP LIMITS OR LEGAL RESTRICTIONS AT THE COUNTRY LEVEL.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

COMMON STOCKS--94.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--3.4%

AMP                                                                                              13,642                  134,721

AMP Diversified Property Trust (Units)                                                            6,000                    8,152

Amcor                                                                                             9,097                   36,198

Ansell                                                                                            1,500                    5,195

Aristocrat Leisure                                                                                4,150                   12,257

Australia and New Zealand Banking                                                                 9,136                   93,116

Australian Gas Light                                                                              6,111                   31,635

BHP Billiton                                                                                     45,962                  266,561

Boral                                                                                             7,807                   15,512

Brambles Industries                                                                              12,929                   69,845

CSL                                                                                               1,787                   37,483

CSR                                                                                              11,900                   38,981

Coca-Cola Amatil                                                                                  5,780                   18,623

Cochlear                                                                                            616                   12,742

Coles Myer                                                                                       14,285                   58,453

Commonwealth Bank of Australia                                                                   15,771                  278,207

Computershare                                                                                     3,800                    5,326

David Jones                                                                                       5,353                    3,449

Foster's                                                                                         25,165                   63,919

Futuris                                                                                          12,400                   11,187

Gandel Retail Trust (Units)                                                                      13,000                    8,028

General Property Trust (Units)                                                                   23,851                   35,222

Goodman Fielder                                                                                  14,328                   12,080

Harvey Norman                                                                                     7,600                   13,305

Iluka Resources                                                                                   4,328                   10,575

Insurance Australia                                                                               8,910                   15,981

James Hardie Industries                                                                           6,600                   22,187

John Fairfax                                                                                      7,800                   14,911

Leighton                                                                                          2,900                   16,274

Lend Lease                                                                                        4,810                   30,040

M.I.M.                                                                                           31,926                   21,430

Macquarie Bank                                                                                      930                   16,281

Macquarie Infrastructure (Units)                                                                 22,032                   39,161

Mayne                                                                                            12,186                   24,081

Mirvac                                                                                            8,105                   17,627

National Australia Bank                                                                          19,927                  371,853

Newcrest Mining                                                                                   4,500                   15,466



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA (CONTINUED)

News                                                                                             21,120                  137,911

Orica                                                                                             5,128                   22,581

Origin Energy                                                                                     6,300                   10,894

Paperlinx                                                                                         6,000                   16,883

QBE Insurance                                                                                     8,541                   33,527

Rio Tinto                                                                                         3,998                   77,504

Santos                                                                                           10,100                   31,837

Sonic Healthcare                                                                                  3,726                   11,445

Sons of Gwalia                                                                                    2,873                    9,288

Southcorp                                                                                         7,524                   23,475

Stockland Trust (Units)                                                                          10,873                   25,632

Suncorp-Metway                                                                                    4,055                   27,372

TABCORP                                                                                           3,600                   23,295

Telstra                                                                                          62,867                  171,836

Transurban                                                                                        7,000                   16,164

WMC                                                                                              14,280                   70,626

Wesfarmers                                                                                        4,184                   63,944

Westfield                                                                                         2,494                   21,602

Westfield Trust (Units)                                                                          27,954                   50,288

Westpac Banking                                                                                  21,840                  190,464

Woodside Petroleum                                                                                2,600                   18,891

Woolworths                                                                                       12,826                   90,362

                                                                                                                       3,031,885

AUSTRIA--.1%

Boehler-Uddeholm                                                                                    100                    4,713

Erste Bank der oesterreichischen Sparkassen                                                         200                   14,958

Flughafen Wien                                                                                      300                    9,672

Mayr-Melnhof Karton                                                                                 200                   13,315

OMV                                                                                                 230                   21,658

Oesterreichische Elektrizitaetswirtschafts, Cl. A                                                   245                   21,028

Telekom Austria                                                                                   1,700  (a)              14,170

VA Technologie                                                                                      350                   10,695

Wienerberger                                                                                        700                   11,354

                                                                                                                         121,563

BELGIUM--1.1%

Agfa Gevaert                                                                                      1,450                   23,179

Barco                                                                                               140                    6,180

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BELGIUM (CONTINUED)

Bekaert                                                                                             240                   10,164

Colruyt                                                                                             335                   13,862

Compagnie Maritime Belge                                                                            150                    7,637

Delhaize Le Lion                                                                                    820                   39,125

Dexia                                                                                             4,700                   77,504

Electrabel                                                                                          532                  117,929

Fortis                                                                                           12,322                  282,913

Groupe Bruxelles Lambert                                                                          1,305                   72,438

Interbrew                                                                                         2,300                   68,456

KBC Bankverzekeringsholding                                                                       2,412                   87,068

Omega Pharma                                                                                        300                   13,462

S.A. D'Ieteren                                                                                       70                   14,003

Solvay                                                                                              700                   46,614

UCB                                                                                               1,300                   47,443

Umicore                                                                                             400                   18,022

                                                                                                                         945,999

DENMARK--.8%

A/S Dampskibsselskabet Svenborg, Cl. B                                                                6                   54,614

A/S Det Ostasiatiske Kompagni                                                                       200  (a)               3,879

Bang & Olufsen, Cl. B                                                                               100                    2,848

Carlsberg, Cl. B                                                                                    400  (b)              17,477

Coloplast, Cl. B                                                                                    100                    7,151

D/S 1912, Cl. B                                                                                       8                   55,462

Danisco                                                                                             800                   27,537

Danske Bank                                                                                       8,600  (b)             155,308

FLS Industries, Cl. B                                                                               500                    5,818

GN Store Nord                                                                                     2,400                   10,705

Group 4 Falck                                                                                       220  (b)              25,811

H. Lundbeck                                                                                         600                   13,526

ISS                                                                                                 432  (a)              21,598

NEG Micon                                                                                           300  (a)              10,763

NKT                                                                                                 500  (b)               5,727

Navision                                                                                            236  (a)               7,580

Novo Nordisk, Cl. B                                                                               3,757                  110,196

Novozymes, Cl. B                                                                                    625  (b)              13,029

TDC                                                                                               2,160  (b)              62,307

Topdanmark                                                                                          400  (a)              11,344



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DENMARK (CONTINUED)

Vestas Wind Systems                                                                               1,300  (b)              42,542

William Demant                                                                                      600  (a)              16,180

                                                                                                                         681,402

FINLAND--1.6%

Amer                                                                                                300                    9,164

Fortum                                                                                            2,900                   15,941

Hartwall, Cl. A                                                                                     500  (b)              14,314

Instrumentarium                                                                                     600                   15,517

Kone, Cl. B                                                                                         190                   18,003

Metso                                                                                             1,910                   22,374

Nokia                                                                                            61,085  (b)             988,585

Orion-Yhtyma, Cl. B                                                                                 200                    4,688

Outokumpu                                                                                           600                    6,920

Pohjola, Cl. D                                                                                      400  (b)               7,281

Rautaruukki                                                                                         900                    3,893

Sampo, Cl. A                                                                                      3,520                   27,278

Sonera                                                                                           10,535  (a)              47,465

Stora Enso, Cl. R                                                                                 4,456                   56,736

TietoEnator                                                                                         910                   22,632

UPM-Kymmene                                                                                       3,090                  108,313

Uponor                                                                                              500                   10,588

Wartsila, Cl. B                                                                                     500                    8,038

                                                                                                                       1,387,730

FRANCE--9.3%

Accor                                                                                             2,509                  101,422

Air France                                                                                          300                    5,417

Alcatel                                                                                          14,725                  184,170

Alstom                                                                                            1,500                   19,450

Altran Technologies                                                                                 400                   20,906

Atos Origin                                                                                         200  (a)              14,598

Aventis                                                                                           9,560                  679,255

Axa                                                                                              19,251                  408,524

BNP Paribas                                                                                      10,609                  554,467

Bouygues                                                                                          3,200                   96,598

Business Objects                                                                                    550  (a)              18,288

Cap Gemini                                                                                        1,497                   87,344

Carrefour                                                                                         7,679                  335,252

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)

Castorama Dubois Investissement                                                                     550                   30,628

Club Mediterranee                                                                                   150  (a)               6,066

Compagnie de Saint-Gobain                                                                         1,049                  179,598

Compagnie Generale des Etablissements Michelin, Cl. B                                             1,742                   67,498

Dassault Systemes                                                                                   930                   41,767

Essilor International                                                                             1,536                   62,505

Etablissments Economiques du Casino Guichard-Perrachon                                              863                   69,444

European Aeronautic Defence and Space                                                             2,200                   32,948

France Telecom                                                                                    8,914                  216,554

Groupe Danone                                                                                     1,723                  228,231

Imerys                                                                                              126                   14,942

L'Air Liquide                                                                                     1,107                  171,374

L'Oreal                                                                                           6,424                  503,324

LVMH                                                                                              4,795                  250,821

Lafarge                                                                                           1,621                  153,810

Lagardere S.C.A.                                                                                  1,605                   71,619

PSA Peugeot Citroen                                                                               2,522                  125,446

Pechiney, Cl. A                                                                                     820                   39,679

Pernod-Ricard                                                                                       550                   50,800

Pinault-Printemps-Redoute                                                                         1,200                  136,246

Publicis                                                                                          1,610                   49,181

Renault                                                                                             968                   44,878

Sagem                                                                                               300                   17,166

Sanofi-Synthelabo                                                                                 6,757                  432,604

Schneider Electric                                                                                2,215                  106,882

Societe BIC                                                                                         750                   29,331

Societe Generale, Cl. A                                                                           4,545                  311,258

Societe Television Francaise 1                                                                      700                   19,932

Sodexho Alliance                                                                                  1,658                   64,243

Suez                                                                                             11,855                  352,204

Technip-Coflexip                                                                                    173                   24,412

Thales                                                                                            1,591                   60,787

Thomson Multimedia                                                                                  600  (a)              16,409

TotalFinaElf                                                                                      8,167                1,237,832

TotalFinaElf, Cl. B                                                                                 358                   54,099

Unibail                                                                                             439                   25,812

Valeo                                                                                               904                   38,693



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)

Vinci                                                                                               900                   57,580

Vivendi Universal                                                                                12,687                  404,588

Zodiac                                                                                               80                    2,011

                                                                                                                       8,328,893

GERMANY--7.1%

Adidas-Salomon                                                                                      601                   40,942

Aixtron                                                                                             600  (b)               9,407

Allianz                                                                                           2,520                  592,671

Altana                                                                                              486  (b)              27,196

BASF                                                                                              7,269  (b)             310,474

Bayer                                                                                             9,449  (b)             311,205

Bayerische Hypo- und Vereinsbank                                                                  5,921  (b)             207,687

Beiersdorf                                                                                          705  (b)              85,444

Buderus                                                                                             690  (b)              16,508

Continental                                                                                       1,400                   23,528

DaimlerChrysler                                                                                  11,816  (b)             546,211

Deutsche Bank                                                                                     7,058  (b)             467,966

Deutsche Boerse                                                                                     200                    8,843

Deutsche Lufthansa                                                                                3,524                   54,301

Deutsche Post                                                                                     2,300                   31,088

Deutsche Telekom                                                                                 31,900  (b)             424,852

Douglas                                                                                             440                   10,535

E.ON                                                                                              7,930                  410,522

Epcos                                                                                               600  (a)              24,330

Fresenius Medical Care                                                                              861  (b)              51,361

Gehe                                                                                                662  (b)              27,739

Heidelberger Zement                                                                                 520                   25,448

Infineon                                                                                          2,000                   36,296

Kamps                                                                                             1,400  (b)              15,618

KarstadtQuelle                                                                                    1,180  (b)              35,620

Linde                                                                                             1,333  (b)              65,223

MAN                                                                                               1,350                   31,945

Merck KGaA                                                                                        1,350  (b)              39,901

Metro                                                                                             2,878                   91,981

Marschollek, Lautenschlaeger und Partner                                                            300                   17,896

Muenchener Rueckversicherungs-Gesellschaft                                                        1,695  (b)             420,025

Preussag                                                                                          2,195  (b)              59,931

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

QIAGEN                                                                                            2,300  (a)              29,803

RWE                                                                                               5,477  (b)             207,284

SAP                                                                                               3,468  (b)             449,065

SGL Carbon                                                                                          100  (a)               2,244

Schering                                                                                          2,380  (b)             144,976

Siemens                                                                                          11,352                  687,408

ThyssenKrupp                                                                                      5,734                   86,546

Volkswagen                                                                                        3,580  (b)             175,814

WCM Beteiligungs-und Grundbesitz                                                                  3,040  (a)              28,023

                                                                                                                       6,333,857

GREECE--.3%

Alpha Bank                                                                                        1,900                   25,887

Bank of Piraeus                                                                                   1,500                    9,272

Commercial Bank of Greece                                                                           950                   20,323

Coca-Cola Hellenic Bottling                                                                       1,038                   14,273

EFG Eurobank Ergasias                                                                             2,400                   28,331

Hellenic Petroleum                                                                                1,300                    6,607

Hellenic Telecommunications Organization                                                          3,400                   52,574

Intracom                                                                                            500                    4,082

National Bank of Greece                                                                           2,200                   40,084

Titan Cement                                                                                        500                   18,013

Viohalco                                                                                          2,000                   12,363

Vodafone Panafon                                                                                  3,400                   17,279

                                                                                                                         249,088

HONG KONG--1.9%

ASM Pacific Technology                                                                            6,000                   15,925

Bank of East Asia                                                                                20,691                   43,376

CLP                                                                                              25,788                  101,179

Cathay Pacific Airways                                                                           29,000                   50,197

Cheung Kong (Holdings)                                                                           11,000                  104,722

Cheung Kong Infrastructure                                                                        6,000                    9,462

Esprit                                                                                            8,000                   15,386

Giordano International                                                                           20,000                   12,758

Hang Lung Properties                                                                             14,000                   15,707

Hang Seng Bank                                                                                   16,200                  185,384

Henderson Land Development                                                                       12,000                   58,468

Hong Kong & China Gas                                                                            63,772                   79,724



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG (CONTINUED)

Hong Kong Exchange and Clearing                                                                  10,000                   17,822

Hongkong Electric                                                                                11,000                   41,748

Hutchison Whampoa                                                                                38,800                  340,779

Hysan Development                                                                                 9,000                   10,155

Johnson Electric                                                                                 33,500                   50,685

Li & Fung                                                                                        26,000                   41,671

MTR                                                                                              11,500                   17,547

New World Development                                                                            31,708                   26,629

Pacific Century CyberWorks                                                                      131,039  (a,b)            33,603

SCMP                                                                                             18,000                   11,770

Shangri-La Asia                                                                                  20,000                   19,233

Sino Land                                                                                        38,664                   16,731

Sun Hung Kai Properties                                                                          24,384                  212,600

Swire Pacific, Cl. A                                                                             17,500                  104,786

Television Broadcasts                                                                             3,000                   14,809

Wharf                                                                                            23,171                   62,093

                                                                                                                       1,714,949

IRELAND--.6%

Allied Irish Banks                                                                               11,883                  156,534

Bank of Ireland                                                                                   6,911                   80,646

CRH                                                                                               6,329                  109,784

DCC                                                                                               1,000                   11,939

Elan                                                                                              3,974  (a)              44,941

Greencore                                                                                         2,400                    7,072

IONA Technologies                                                                                   400  (a)               4,776

Independent News & Media                                                                          4,200                    7,948

Irish Life & Permanent                                                                            4,000                   54,426

Jefferson Smurfit                                                                                11,475                   27,505

Kerry                                                                                             1,600                   22,059

Ryanair                                                                                           6,300  (a)              34,175

Waterford Wedgwood (Units)                                                                       16,900                   10,965

                                                                                                                         572,770

ITALY--4.0%

ACEA                                                                                              1,400                    8,673

Alitalia                                                                                         16,500  (a)              11,524

Alleanza Assicurazioni                                                                            4,800                   46,436

Assicurazioni Generali                                                                           14,632                  353,355

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY (CONTINUED)

Autogrill                                                                                         2,128                   25,108

Autostrade                                                                                       12,600                  102,310

Banca di Roma                                                                                    11,875                   32,337

Banca Fideuram                                                                                    1,900                   14,472

Banca Monte dei Pachi di Siena                                                                    6,250  (b)              20,461

Banca Nazionale del Lavoro                                                                       15,500                   35,253

Banca Populare di Milano                                                                          5,900                   25,838

Benetton                                                                                          1,630                   22,957

Bipop-Carire                                                                                     19,250  (b)              34,571

Bulgari                                                                                           2,300                   17,886

ENI                                                                                              42,225                  648,316

Enel                                                                                             38,770  (b)             230,331

Fiat                                                                                              4,585                   54,206

Fiat (RNC)                                                                                        1,500                   12,674

Gruppo Editoriale L'Espresso                                                                      3,900                   15,101

IntesaBci                                                                                        58,465  (b)             189,131

IntesaBci (RNC)                                                                                  15,212                   36,065

Italcementi                                                                                       1,565                   15,072

Italgas                                                                                           3,118                   31,409

La Rinascente                                                                                     3,900                   14,233

Luxottica                                                                                         1,100                   22,481

Mediaset                                                                                         10,665                   89,058

Mediobanca                                                                                        6,856                   70,194

Mediolanum                                                                                        1,700  (b)              14,562

Mondadori (Arnoldo) Editore                                                                       2,050                   16,018

Parmalat Finanziaria                                                                              7,306                   25,675

Pirelli                                                                                          18,500  (b)              27,256

Riunione Adriatica di Sicurta                                                                     6,564                   85,233

Sanpaolo IMI                                                                                     13,652  (b)             152,014

Seat Pagine Gialle                                                                               30,400  (a)              23,213

Snia                                                                                              7,800                   14,971

Telecom Italia                                                                                   41,831  (b)             332,686

Telecom Italia (RNC)                                                                             19,950  (b)             106,585

Telecom Italia Mobile                                                                            81,011  (b)             353,315

Tiscali                                                                                           1,650  (a)              12,625

UniCredito Italiano                                                                              52,592  (b)             244,299

                                                                                                                       3,587,904



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN--20.3%

ACOM                                                                                              1,300                   99,221

ADERANS                                                                                             400                   12,399

ADVANTEST                                                                                         1,000                   72,040

AEON                                                                                              3,000                   77,570

AEON CREDIT SERVICE                                                                                 200                   11,791

AIFUL                                                                                               300                   20,818

ALL NIPPON AIRWAYS                                                                                7,000  (a)              19,844

ALPS ELECTRIC                                                                                     2,000                   26,885

AMADA                                                                                             5,000                   27,453

AOYAMA TRADING                                                                                    1,200                   11,598

ASAHI BREWERIES                                                                                   6,000                   55,280

ASAHI KASEI                                                                                      16,900                   64,494

ASATSU-DK                                                                                           800                   18,318

AUTOBACS SEVEN                                                                                      100                    2,231

Ajinomoto                                                                                         7,800                   77,696

Amano                                                                                             1,000                    6,386

Asahi Glass                                                                                      11,800                   83,721

Ashikaga Bank                                                                                     9,000  (a)              10,584

BANK OF FUKUOKA                                                                                   8,000                   26,542

BELLSYSTEM24                                                                                         40                   13,925

BRIDGESTONE                                                                                       9,400                  132,581

Bank of Yokohama                                                                                 12,000                   41,869

Banyu Pharmaceutical                                                                              1,000                   13,380

Benesse                                                                                           1,000                   22,118

CANON                                                                                            11,100                  425,327

CASIO COMPUTER                                                                                    2,000                    9,221

CHUGAI PHARMACEUTICAL                                                                             2,400  (b)              28,673

CSK                                                                                                 700                   20,880

Central Japan Railway                                                                                22                  125,592

Chiba Bank                                                                                        5,000                   15,693

Chubu Electric Power                                                                              3,600                   54,224

Citizen Watch                                                                                     5,000                   30,763

Credit Saison                                                                                     2,100                   49,393

DAI NIPPON PRINTING                                                                               8,800                  110,891

DAICEL CHEMICAL INDUSTRIES                                                                        2,000                    5,857

DAIDO STEEL                                                                                         200                      371

DAIFUKU                                                                                           3,000                   11,752

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

DAIICHI PHARMACEUTICAL                                                                            3,000                   58,528

DAIKIN INDUSTRIES                                                                                 3,000                   54,439

DAINIPPON INK AND CHEMICALS                                                                      12,000  (a)              23,364

DAINIPPON SCREEN MANUFACTURING                                                                    4,000  (a,b)            19,470

DAITO TRUST CONSTRUCTION                                                                          1,100                   16,277

DENKI KAGAKU KOGYO KABUSHIKI KAISHA                                                               5,600  (b)              15,352

DENSO                                                                                             9,100                  147,414

DOWA MINING                                                                                       3,000                   13,318

Daiei                                                                                             4,000  (a)               2,991

Daimaru                                                                                           3,000                   13,364

Daiwa Bank                                                                                       54,000                   34,907

Daiwa House Industry                                                                              5,400                   34,486

Daiwa Securities                                                                                 16,000                  109,782

EBARA                                                                                             3,000                   17,991

East Japan Railway                                                                                   44                  186,075

Eisai                                                                                             3,500                   89,953

FANUC                                                                                             2,300                  127,539

FAST RETAILING                                                                                      400                   10,654

FUJI ELECTRIC                                                                                     5,000                   12,539

FUJI MACHINE MANUFACTURING                                                                          700                   11,721

FUJI SOFT ABC                                                                                       400                   14,455

FUJISAWA PHARMACEUTICAL                                                                           2,000                   48,910

FUJITSU                                                                                          21,800                  173,178

FamilyMart                                                                                          600                   12,664

Fuji Photo Film                                                                                   6,200                  197,009

Fuji Television Network                                                                               4                   23,053

Fujikura                                                                                          3,000                   12,850

Furukawa Electric                                                                                 6,000  (b)              27,757

GUNZE                                                                                             5,000                   15,226

Gunma Bank                                                                                        6,000                   25,327

HANKYU DEPARTMENT STORES                                                                          3,000                   20,280

HIROSE ELECTRIC                                                                                     400                   31,308

HONDA MOTOR                                                                                       9,700                  435,140

HOUSE FOODS                                                                                       1,220                   10,452

HOYA                                                                                              1,400                  104,237

Hitachi                                                                                          37,900                  280,708

Hitachi Zosen                                                                                    19,000  (a)              10,950



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Hokuriku Bank                                                                                     4,000  (a)               5,763

ISHIHARA SANGYO KAISHA                                                                            8,000  (a)              14,642

ITO EN                                                                                              300                   10,093

ITOCHU                                                                                           18,500                   59,073

ITOCHU TECHNO-SCIENCE                                                                               100                    3,879

ITO-YOKADO                                                                                        5,000                  246,495

Isetan                                                                                            2,000                   19,502

Ishikawajima-Harima Heavy Industries                                                             17,000  (a)              27,671

JAPAN AIRLINES                                                                                   16,600  (a)              45,896

JAPAN ENERGY                                                                                     13,600  (b)              19,383

JAPAN TOBACCO                                                                                        18                  109,206

JGC                                                                                               3,000                   21,145

JSR                                                                                               2,000                   15,717

Joyo Bank                                                                                        11,462                   29,905

KAJIMA                                                                                           10,800                   26,916

KAKEN PHARMACEUTICAL                                                                              1,000  (b)               6,114

KANDENKO                                                                                            105                      361

KANEBO                                                                                            6,000  (a)              10,280

KANEKA                                                                                            3,000                   20,794

KATOKICHI                                                                                           600                    9,252

KEIO ELECTRIC RAILWAY                                                                             3,000                   13,037

KEYENCE                                                                                             200                   40,483

KIKKOMAN                                                                                          2,000                   11,090

KINDEN                                                                                            3,000                   11,098

KIRIN BREWERY                                                                                    10,000                   75,779

KOKUYO                                                                                            1,000                    9,657

KOMATSU                                                                                          10,600                   38,388

KOMORI                                                                                            1,000                   12,819

KONAMI                                                                                            1,200                   30,280

KONICA                                                                                            3,000                   19,229

KOYO SEIKO                                                                                        2,000                    9,673

KUBOTA                                                                                           15,000                   45,210

KYOCERA                                                                                           2,200                  149,751

KYOWA EXEO                                                                                        1,000                    4,548

KYOWA HAKKO KOGYO                                                                                 5,000                   28,544

Kamigumi                                                                                          2,400                    9,308

Kansai Electric Power                                                                            10,099                  137,642

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Kao                                                                                               7,000                  136,838

Kawasaki Heavy Industries                                                                        15,000  (a)              16,589

Kawasaki Kisen Kaisha                                                                             9,000                   11,145

Kawasaki Steel                                                                                   40,600  (a)              45,533

Keihin Electric Express Railway                                                                   6,000                   24,486

Kinki Nippon Railway                                                                             18,354  (a)              57,463

Kuraray                                                                                           4,000                   26,012

Kurita Water Industries                                                                           1,000                   11,846

Kyushu Electric Power                                                                             2,000                   26,651

LAWSON                                                                                              100                    2,765

MABUCHI MOTOR                                                                                       200                   19,595

MAEDA ROAD CONSTRUCTION                                                                             200                      631

MARUHA                                                                                              400                      364

MARUI                                                                                             4,000                   49,284

MEITEC                                                                                              500                   14,097

MINEBEA                                                                                           4,000                   26,168

MITSUBISHI GAS CHEMICAL                                                                           5,000                    9,813

MITSUBISHI MATERIALS                                                                             10,000                   19,704

MITSUI & CO                                                                                      18,400                  116,361

MITSUMI ELECTRIC                                                                                  1,000                   16,745

MORI SEIKI                                                                                        2,000                   16,620

MURATA MANUFACTURING                                                                              3,100                  197,734

Makita                                                                                            2,000                   13,146

Marubeni                                                                                         23,000  (a,b)            16,301

Matsushita Communication Industrial                                                                 500                   19,003

Matsushita Electric Industrial                                                                   24,400  (b)             326,854

Matsushita Electric Works                                                                         2,000                   14,595

Meiji Dairies                                                                                     4,000                   10,498

Meiji Seika Kaisha                                                                                6,000                   21,542

Millea                                                                                               17                  138,629

Mitsubishi                                                                                       17,000                  127,500

Mitsubishi Chemical                                                                              22,200  (a)              53,771

Mitsubishi Electric                                                                              26,000  (a)             121,090

Mitsubishi Estate                                                                                15,000                  108,645

Mitsubishi Heavy Industries                                                                      42,700                  135,350

Mitsubishi Logistics                                                                              2,000                   14,470

Mitsubishi Paper Mills                                                                            7,000  (a)              11,776



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Mitsubishi Rayon                                                                                 10,000                   29,439

Mitsubishi Tokyo Financial                                                                           60                  410,748

Mitsui Chemicals                                                                                  5,000                   23,832

Mitsui Engineering & Shipbuilding                                                                11,000  (a)              13,536

Mitsui Fudosan                                                                                    9,000                   70,654

Mitsui Mining & Smelting                                                                          7,000                   25,950

Mitsui O.S.K Lines                                                                                8,000                   16,324

Mitsui Sumitomo Insurance                                                                        18,230                   89,730

Mitsui Trust                                                                                     12,380  (b)              17,837

Mitsukoshi                                                                                        5,000  (b)              14,486

Mizuho                                                                                              100                  208,723

NAMCO                                                                                               700                   14,174

NEC                                                                                              19,800                  152,664

NGK INSULATORS                                                                                    5,000                   36,488

NGK SPARK PLUG                                                                                    2,000                   17,040

NICHIREI                                                                                          4,000                   11,558

NIDEC                                                                                               500  (b)              33,333

NIKON                                                                                             3,600  (b)              47,019

NIPPON MEAT PACKERS                                                                               2,000                   20,125

NIPPON MITSUBISHI OIL                                                                            19,800                   86,664

NIPPON SHOKUBAI                                                                                   4,000                   16,729

NIPPON STEEL                                                                                     73,100                  111,586

NIPPON TELEGRAPH AND TELEPHONE                                                                      103                  405,101

NISSAN MOTOR                                                                                     39,000                  300,093

NISSHINBO INDUSTRIES                                                                              4,000                   16,199

NITTO DENKO                                                                                       2,100                   69,182

NKK                                                                                              19,000  (a)              15,833

NORITAKE                                                                                          3,000                   11,729

NSK                                                                                               7,000                   30,421

NTN                                                                                               4,000                    9,657

NTT Data                                                                                             10                   44,626

NTT DoCoMo                                                                                          125                  316,394

Net One Systems                                                                                       2                   13,115

Nikko Cordial                                                                                     7,000                   31,620

Nintendo                                                                                          1,500                  210,280

Nippon COMSYS                                                                                     1,000                    5,693

Nippon Express                                                                                   13,000                   56,597

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Nippon Light Metal                                                                                  400                      315

Nippon Sheet Glass                                                                                6,000                   21,729

Nippon Unipac                                                                                        11                   62,882

Nippon Yusen Kabushiki Kaisha                                                                    16,800                   56,000

Nishimatsu Construction                                                                           5,000                   12,889

Nisshin Seifun                                                                                    2,000                   12,352

Nissin Food Products                                                                              1,600                   28,910

Nomura                                                                                           24,000                  334,579

OBAYASHI                                                                                          9,000                   23,621

OJI PAPER                                                                                        11,000                   53,629

OKI Electric Industry                                                                             7,000  (a)              17,009

OKUMURA                                                                                           3,000                    7,617

OLYMPUS OPTICAL                                                                                   3,000                   38,972

OMRON                                                                                             3,000                   45,140

ONWARD KASHIYAMA                                                                                  2,000                   18,583

ORACLE                                                                                              200                   10,592

ORIENTAL LAND                                                                                       900                   59,229

ORIX                                                                                              1,040                   86,262

OSAKA GAS                                                                                        28,000                   60,623

PIONEER                                                                                           2,000                   39,486

Promise                                                                                           1,300                   68,544

RICOH                                                                                             4,000                   74,611

ROHM                                                                                              1,400                  208,801

SANDEN                                                                                            4,000                   12,617

SANKYO                                                                                            5,000                   76,129

SANYO ELECTRIC                                                                                   21,000                   96,659

SAPPORO BREWERIES                                                                                 7,000                   18,699

SECOM                                                                                             3,000                  147,664

SEGA                                                                                              1,400  (a,b)            31,402

SEIYU                                                                                             3,000  (a)              13,762

SEVEN-ELEVEN JAPAN                                                                                3,000                  112,383

SHIMACHU                                                                                            400                    6,168

SHIMAMURA                                                                                           300                   20,794

SHIMANO                                                                                           1,800                   23,930

SHIMIZU                                                                                           9,000                   28,668

SHIZUOKA BANK                                                                                     8,400                   51,159

SHOWA SHELL SEKIYU                                                                                4,000                   24,455



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

SKYLARK                                                                                           1,000                   20,055

SMC                                                                                                 700                   83,847

SOFTBANK                                                                                          3,400  (b)              51,636

SONY                                                                                             11,080                  595,421

SUMITOMO                                                                                         10,000                   61,059

SUMITOMO CHEMICAL                                                                                15,000                   63,435

SUMITOMO HEAVY INDUSTRIES                                                                        12,000  (a)              10,093

SURUGA BANK                                                                                       2,000                    7,804

Sanrio                                                                                              600                    5,014

Sanwa Shutter                                                                                       200                      512

Seino Transportation                                                                              2,000                   10,234

Sekisui Chemical                                                                                  7,000                   19,681

Sekisui House                                                                                     7,000                   48,139

77 Bank                                                                                           4,000                   15,576

Sharp                                                                                            13,000                  180,319

Shin-Etsu Chemical                                                                                5,200                  214,237

Shionogi & Co.                                                                                    4,000                   58,505

Shiseido                                                                                          5,000                   55,491

Showa Denko                                                                                      10,000  (a)              15,732

Snow Brand Milk Products                                                                          7,500  (a)               8,528

Stanley Electric                                                                                  1,000                    8,816

Sumitomo Electric Industries                                                                      7,800  (b)              55,584

Sumitomo Bakelite                                                                                 2,000                   15,265

Sumitomo Forestry                                                                                 3,000                   15,701

Sumitomo Metal Industries                                                                        27,000  (a)              10,935

Sumitomo Metal Mining                                                                             5,000                   21,846

Sumitomo Mitsui Banking                                                                          58,467                  260,460

Sumitomo Osaka Cement                                                                             4,000                    6,760

Sumitomo Realty & Development                                                                     3,000                   14,930

Sumitomo Trust and Banking                                                                        6,000                   26,916

TAIHEIYO CEMENT                                                                                  14,000                   27,150

TAISEI                                                                                            9,000                   18,014

TAISHO PHARMACEUTICAL                                                                             3,000                   48,365

TAKARA                                                                                            2,000  (b)              14,969

TAKEFUJI                                                                                          1,400                  101,184

TAKUMA                                                                                            1,000                    6,503

TDK                                                                                                 700                   38,162

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

TEIJIN                                                                                           11,000                   39,151

TEIKOKU OIL                                                                                       4,000                   16,262

TERUMO                                                                                            2,300                   34,016

THK                                                                                               1,000                   19,860

TIS                                                                                                 500                   10,903

TOBU RAILWAY                                                                                     12,000  (a)              32,056

TODA                                                                                              3,000                    6,425

TOHO                                                                                              3,400                   38,872

TOKYO BROADCASTING SYSTEM                                                                         1,000                   21,262

TOKYO GAS                                                                                        33,000                   78,902

TOKYO STYLE                                                                                       1,000                    8,941

TOKYU                                                                                            12,820                   42,534

TOPPAN PRINTING                                                                                   8,000                   80,935

TORAY INDUSTRIES                                                                                 17,000                   49,120

TOSHIBA                                                                                          39,000  (a)             181,939

TOSOH                                                                                             6,000                   17,523

TOTO                                                                                              4,000                   17,414

TOYO SEIKAN KAISHA                                                                                3,000                   39,743

TOYOBO                                                                                            8,200                   11,687

TOYOTA INDUSTRIES                                                                                 1,200                   19,299

TRANS COSMOS                                                                                        300                    7,734

Taiyo Yuden                                                                                       1,100                   20,047

Takashimaya                                                                                       4,000                   22,804

Takeda Chemical Industries                                                                       10,000                  437,695

Tohoku Electric Power                                                                             6,000                   72,804

Tokyo Electric Power                                                                             15,972                  291,079

Tokyo Electron                                                                                    2,100                  151,122

TonenGeneral Sekiyu                                                                               2,000                   15,093

Tostem Inax                                                                                       3,424                   47,467

Toyota Motor                                                                                     36,414                  992,593

Trend Micro                                                                                         500  (a)              13,474

UFJ                                                                                                  16  (a,b)            39,626

UNI-CHARM                                                                                           600                   15,748

UNY                                                                                               2,000                   21,464

USHIO                                                                                             1,000                   13,396

Ube Industries                                                                                    7,600  (a)               9,766

WACOAL                                                                                            2,000                   14,579



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

WORLD                                                                                               500                   12,850

West Japan Railway                                                                                    5                   19,354

YAKULT HONSHA                                                                                     2,000                   20,234

YAMADA DENKI                                                                                        200                   15,389

YAMAHA                                                                                            2,000                   15,062

YAMATO TRANSPORT                                                                                  5,400                   91,682

YAMAZAKI BAKING                                                                                   2,000                   11,059

YOKOGAWA ELECTRIC                                                                                 2,900                   24,076

Yamanouchi Pharmaceutical                                                                         4,000                  110,280

Yasuda Fire & Marine Insurance                                                                    4,000                   22,274

                                                                                                                      18,133,802

LUXEMBOURG--.1%

Arcelor                                                                                           4,665                   64,316

NETHERLANDS--5.9%

ABN AMRO                                                                                         18,605                  368,829

ASML                                                                                              5,430  (a)             123,303

Aegon                                                                                            14,579                  334,997

Akzo Nobel                                                                                        3,445                  148,106

Buhrmann                                                                                          1,213  (b)              15,532

Getronics                                                                                         4,522                   12,673

Hagemeyer                                                                                         1,215                   24,032

Heineken                                                                                          3,627                  163,414

IHC Caland                                                                                          366                   20,563

ING Groep                                                                                        23,802                  628,426

Koninklijke Ahold                                                                                 9,964                  249,155

Koninklijke Luchtvaart Maatschappij                                                                 800                   12,298

Koninklijke (Royal) KPN                                                                          19,019  (a)              86,204

Koninklijke Numico                                                                                  800                   20,653

Koninkiljke (Royal) Philips Electronics                                                          16,029                  494,987

Koninklijke Vendex                                                                                1,357                   18,342

Oce                                                                                               1,000                   12,390

Reed Elsevier                                                                                     8,950                  124,199

Royal Dutch Petroleum                                                                            26,827                1,421,420

STMicroelectronics                                                                                8,985                  279,325

TPG                                                                                               4,908                  106,363

Unilever                                                                                          7,206                  464,273

VNU                                                                                               1,369                   41,326

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

Vedior                                                                                            1,359  (b)              18,822

Wolters Kluwer                                                                                    3,504                   71,043

                                                                                                                       5,260,675

NEW ZEALAND--.1%

Auckland International Airport                                                                    3,600                    6,927

Carter Holt Harvey                                                                               15,900                   12,807

Contact Energy                                                                                    8,900                   16,011

Fisher & Paykel Appliances                                                                        2,392                   10,276

Fletcher Building                                                                                 7,610                    9,638

Telecom Corporation of New Zealand                                                               20,366                   43,928

Warehouse                                                                                         5,200                   17,127

                                                                                                                         116,714

NORWAY--.5%

Bergesen                                                                                            300                    6,281

DnB                                                                                               8,400  (b)              44,369

Elkem                                                                                               400  (b)               8,090

Frontline                                                                                           600                    6,567

Kvaerner                                                                                          8,334  (a)               8,279

Merkantildata                                                                                     4,000  (a)               3,521

Norsk Hydro                                                                                       2,574  (b)             126,619

Norske Skogindustrier                                                                             1,250  (b)              22,231

Opticom                                                                                             200  (a)               5,627

Orkla                                                                                             2,969  (b)              54,040

Petroleum Geo-Services                                                                            2,000  (a)              12,729

SAS                                                                                               1,030  (a)               7,230

Schibsted                                                                                         1,600  (b)              17,416

Smedvig, Cl. A                                                                                      400  (b)               3,545

Statoil                                                                                           4,875  (b)              41,466

Storebrand                                                                                        3,200                   18,501

Tandberg                                                                                          1,400  (a)              16,905

Telenor                                                                                           6,081                   24,018

Tomra Systems                                                                                     2,550  (b)              19,415

                                                                                                                         446,849

PORTUGAL--.4%

BPI--SGPS                                                                                         9,272                   20,553

Banco Comercial Portugues                                                                        25,804  (b)              89,520

Banco Espirito Santo                                                                              3,244  (b)              34,610



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PORTUGAL (CONTINUED)

Brisa-Auto Estradas de Portugal                                                                   6,400                   31,719

CIMPOR                                                                                              889                   15,982

EDP                                                                                              27,400  (b)              56,541

Jeronimo Martins                                                                                  1,200  (a)              10,002

Portugal Telecom                                                                                 13,734  (a)             100,243

Sonae                                                                                            27,560                   21,606

                                                                                                                         380,776

SINGAPORE--.9%

Capitaland                                                                                       24,000  (b)              23,050

Chartered Semiconductor Manufacturing                                                            12,000  (a,b)            30,336

City Developments                                                                                 9,000                   30,800

Creative Technology                                                                               1,000  (b)              11,757

Cycle & Carriage                                                                                  4,026                   10,711

DBS                                                                                              15,059                  116,369

Fraser & Neave                                                                                    2,700                   11,326

Keppel                                                                                           11,500                   26,660

Neptune Orient Lines                                                                             19,000  (a)              11,746

Oversea-Chinese Banking                                                                          15,143                  108,660

Overseas Union Enterprise                                                                         1,000                    3,726

SembCorp Industries                                                                              16,037                   13,898

Singapore Airlines                                                                               12,000                   92,731

Singapore Press                                                                                   4,900                   60,854

Singapore Technologies Engineering                                                               28,000                   32,456

Singapore Telecommunications                                                                     75,900                   64,098

United Overseas Bank                                                                             14,112                  112,167

United Overseas Land                                                                             10,000                   10,156

Venture Manufacturing                                                                             3,000                   28,150

                                                                                                                         799,651

SPAIN--3.0%

ACS                                                                                                 550                   16,950

Acerinox                                                                                            670                   25,659

Altadis                                                                                           4,081                   86,198

Amadeus Global Travel Distribution                                                                  800                    5,327

Autopistas, Concesionaria Espanola                                                                3,075                   29,648

Banco Bilbao Vizcaya Argentaria                                                                  40,767                  475,353

Banco Santander Cental Hispano                                                                   55,541                  514,493

Corporacion Mapfre                                                                                1,900                   12,823

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPAIN (CONTINUED)

Endesa                                                                                           12,405                  190,028

Fomento de Construcciones y Contratas                                                             1,231                   31,614

Gas Natural SDG                                                                                   3,760                   76,064

Grupo Dragados                                                                                    2,040                   33,364

Iberdrola                                                                                        11,200                  153,605

Industria de Diseno Textil                                                                        2,508                   51,730

Metrovacesa                                                                                         400                    7,173

NH Hoteles                                                                                        1,000  (a)              13,066

Promotora de Informaciones                                                                        1,300                   12,593

Repsol YPF                                                                                       13,500                  165,807

Sociedad General de Aguas de Barcelona                                                            1,318                   15,950

Sol Melia                                                                                         1,541                   11,456

Telefonica                                                                                       58,885  (a)             630,368

Telefonica Publicidad e Informacion                                                               1,800                    7,510

TelePizza                                                                                         1,000  (a)               1,289

Terra Networks                                                                                    2,740  (a)              18,098

Union Fenosa                                                                                      3,519                   62,056

Vallehermoso                                                                                      1,470                   13,180

Zeltia                                                                                            1,600                   14,418

                                                                                                                       2,675,820

SWEDEN--1.9%

Assa Abloy, Cl. B                                                                                 4,200                   54,364

Atlas Copco, Cl. A                                                                                1,500                   35,182

Atlas Copco, Cl. B                                                                                1,000  (b)              22,287

Drott, Cl. B                                                                                      1,800                   19,970

Electrolux, Cl. B                                                                                 4,800  (b)              79,882

Gambro, Cl. A                                                                                     3,532                   22,687

Hennes & Mauritz, Cl. B                                                                           8,500  (b)             168,756

Holmen, Cl. B                                                                                       300                    7,299

Modern Times, Cl. B                                                                                 600  (a)              10,744

Nobel Biocare                                                                                       200                   11,815

Nordea                                                                                           32,152  (b)             183,072

OM                                                                                                  550                    5,058

SAS                                                                                               1,500                   10,511

SKF, Cl. A                                                                                          818                   20,022

SKF, Cl. B                                                                                          800  (b)              19,659

SSAB Svenskt Stal, Series A                                                                         900  (b)               9,547



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN (CONTINUED)

Sandvik                                                                                           3,127                   72,429

Sapa                                                                                                600                    9,752

Securitas, Cl. B                                                                                  4,120  (b)              76,584

Skandia Forsakrings                                                                              13,890  (b)              65,968

Skandinaviska Enskilda Banken, Cl. A                                                              8,120                   77,840

Skanska, Cl. B                                                                                    6,600                   46,889

Svenska Cellulosa, Cl. B                                                                          2,670  (b)              90,687

Svenska Handelsbanken, Cl. A                                                                      7,600  (b)             115,015

Svenska Handelsbanken, Cl. B                                                                      1,400                   20,506

Swedish Match                                                                                     4,564  (b)              35,978

Telefonaktiebolaget LM Ericsson, Cl. B                                                          101,460  (a)             254,756

Tele2, Cl. B                                                                                      1,275  (a)              26,120

Telia                                                                                            15,700  (b)              48,894

Trelleborg, Cl. B                                                                                 1,200                   10,978

Volvo, Cl. A                                                                                      1,522  (b)              28,143

Volvo, Cl. B                                                                                      3,125  (b)              59,914

WM-data, Cl. B                                                                                    5,000                   11,143

                                                                                                                       1,732,451

SWITZERLAND--7.3%

ABB                                                                                              16,058  (a)             143,720

Adecco                                                                                            1,654                  104,645

Ascom                                                                                               300                    3,518

Charles Voegele                                                                                      60                    2,189

Ciba Specialty Chemicals                                                                            350                   27,005

Clariant                                                                                            950  (b)              22,546

Compagnie Financiere Richemont                                                                    2,830                   64,195

Credit Suisse                                                                                    14,270  (a)             508,668

Forbo                                                                                                20                    6,296

Georg Fischer                                                                                        30                    6,407

Givaudan                                                                                            112                   41,755

Holcim                                                                                              379  (b)              87,726

Kudelski                                                                                            435  (a)              19,601

Kuoni Reisen                                                                                         30                    9,722

Logitech International                                                                              516  (a)              24,015

Lonza                                                                                               480                   34,590

Nestle                                                                                            5,028  (b)           1,188,645

Novartis                                                                                         36,566                1,533,646

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

Phonak                                                                                              350  (a)               6,092

PubliGroupe                                                                                          40                   10,061

Roche Holding AG--Genusss                                                                         8,990  (b)             681,145

Roche Holding (Bearer)                                                                            1,350                  136,867

SGS Societe Generale de Surveillance                                                                 65                   17,653

Schindler (Part. Cert)                                                                                5                    9,629

Serono                                                                                               38                   29,085

Sulzer                                                                                               22                    4,407

Sulzer Medica                                                                                       164                   16,703

Swatch (Bearer)                                                                                     420  (a)              40,636

Swatch (Reg'd)                                                                                    1,920  (a)              39,938

Swiss Re                                                                                          3,764                  379,862

Swisscom                                                                                            575  (b)             171,602

Syngenta                                                                                          1,509                   93,142

Synthes-Stratec                                                                                      21                   13,014

Tecan                                                                                               150                    7,175

UBS                                                                                              16,695  (a)             804,814

Unaxis                                                                                              100                   11,234

Valora                                                                                               49                    9,694

Zurich Financial Services                                                                         1,072  (b)             249,456

                                                                                                                       6,561,098

UNITED KINGDOM--23.6%

ARM                                                                                              11,750  (a)              37,842

AMEC                                                                                              3,500                   24,177

AWG                                                                                               3,469  (a)              29,473

Aegis                                                                                            11,500                   18,351

Aggreko                                                                                           3,100                   14,547

Amersham                                                                                          8,890                   85,700

Amey                                                                                              2,700                    9,404

Amvescap                                                                                          9,350                   98,242

Associated British Ports                                                                          2,600                   17,808

AstraZeneca                                                                                      21,752                1,019,129

BAA                                                                                              12,960                  121,819

BAE SYSTEMS                                                                                      29,981                  152,483

BBA                                                                                               6,007                   27,356

BG                                                                                               45,953                  205,255

BHP Billiton                                                                                     14,891                   79,641



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

BOC                                                                                               5,973                   90,526

BP                                                                                              281,064                2,398,176

BPB                                                                                               4,200                   24,483

BT                                                                                              108,239  (a)             406,961

BTG                                                                                                 955  (a)               6,819

Balfour Beatty                                                                                    6,400                   26,208

Barclays                                                                                         82,716                  724,458

Barratt Developments                                                                              3,100                   22,340

Berkeley                                                                                          2,055                   23,703

Boots                                                                                            11,513                  119,207

Brambles Industries                                                                              10,050                   49,796

British Airways                                                                                   9,250                   31,847

British American Tobacco                                                                         24,826                  253,976

British Land                                                                                      7,600                   62,466

British Sky Broadcasting                                                                         17,406  (a)             194,809

Bunzl                                                                                             5,023                   39,382

CGNU                                                                                             27,992                  287,997

CMG                                                                                               9,033                   23,300

Cable & Wireless                                                                                 19,633                   51,786

Cadbury Schweppes                                                                                26,529                  201,229

Canary Wharf                                                                                      7,700  (a)              52,768

Capita                                                                                            8,000                   44,506

Carlton Communications                                                                            9,078                   32,743

Celltech                                                                                          3,820  (a)              31,620

Centrica                                                                                         52,165                  160,592

Chubb                                                                                            12,250                   31,241

Close Brothers                                                                                      914                   10,323

Compass                                                                                          28,855                  179,555

Corus                                                                                            42,022  (a)              48,225

Daily Mail and General Trust                                                                      1,700                   18,407

De La Rue                                                                                         2,007                   14,200

Diageo                                                                                           42,533                  564,668

Dixons                                                                                           24,169                   80,041

EMI                                                                                               9,300                   41,201

Electrocomponents                                                                                 5,200                   32,964

Exel                                                                                              4,112                   52,733

FKI                                                                                               8,710                   21,451

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

FirstGroup                                                                                        3,500                   15,863

GKN                                                                                              10,550                   49,352

GUS                                                                                              12,760                  116,034

George Wimpey                                                                                     4,000                   17,779

GlaxoSmithKline                                                                                  77,182                1,867,124

Granada                                                                                          34,520                   64,769

Great Portland Estates                                                                            5,400                   24,120

HBOS                                                                                             48,125                  583,503

HSBC                                                                                            119,431                1,409,779

Hammerson                                                                                         3,200                   28,143

Hanson                                                                                            9,977                   72,479

Hays                                                                                             22,570                   56,655

Hilton                                                                                           22,099                   82,525

IMI                                                                                               5,900                   25,622

Imperial Chemical Industries                                                                     15,675                   72,756

Imperial Tobacco                                                                                  5,086                   72,043

International Power                                                                              14,403  (a)              43,868

Invensys                                                                                         44,309                   69,414

J Sainbury                                                                                       21,750                  126,785

Johnson Matthey                                                                                   2,862                   44,419

Kelda                                                                                             2,833                   16,555

Kidde                                                                                             9,000                   11,345

Kingfisher                                                                                       15,631                   87,358

Land Securities                                                                                   7,009                   97,341

Lattice                                                                                          45,553                  123,143

Legal & General                                                                                  65,571                  150,263

Lloyds TSB                                                                                       71,296                  819,768

Logica                                                                                            5,657                   26,175

Man                                                                                               1,535                   21,430

Marconi                                                                                          40,861  (b)               5,836

Marks & Spencer                                                                                  30,205                  174,750

Misys                                                                                             6,827                   25,469

MyTravel                                                                                          5,065                   16,054

National Grid                                                                                    21,686                  155,487

Next                                                                                              2,427                   36,801

Novar                                                                                             7,400                   17,039

P & O Princess Cruises                                                                            9,073                   61,086



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Pace Micro Technology                                                                             3,100                    4,066

Pearson                                                                                           9,731                  117,135

Peninsular and Oriental Steam Navigation                                                          7,573                   31,122

Pilkington                                                                                       16,105                   26,110

Provident Financial                                                                               2,464                   25,495

Prudential                                                                                       25,588                  272,213

RMC                                                                                               3,796                   36,068

Railtrack                                                                                         3,910  (d)                  28

Rank                                                                                              6,246                   25,464

Reckitt Benckiser                                                                                 3,407                   60,325

Reed Elsevier                                                                                    15,485                  151,645

Rentokil Initial                                                                                 25,500                  100,521

Reuters                                                                                          18,743                  131,108

Rexam                                                                                             6,100                   44,403

Rio Tinto                                                                                        13,129                  243,944

Rolls-Royce                                                                                       6,400                   17,721

Royal & Sun Alliance                                                                              9,574                   42,136

Royal Bank of Scotland                                                                           33,855                  970,950

SSL International                                                                                 1,900                   11,726

Safeway                                                                                           6,340                   28,087

Sage                                                                                             15,608                   45,036

Schroders                                                                                         3,215                   39,403

Scottish & Newcastle                                                                              4,627                   42,346

Scottish & Southern Energy                                                                        5,809                   57,142

Scottish Power                                                                                   24,037                  138,365

Securicor                                                                                         8,900                   16,148

Serco                                                                                             2,782                   10,804

Severn Trent                                                                                      2,588                   29,550

Shell Transport & Trading                                                                        63,975                  455,432

Signet                                                                                           11,343                   19,340

Six Continents                                                                                   10,653                  117,909

Slough Estates                                                                                    6,000                   36,243

Smith & Nephew                                                                                   11,589                   65,950

Smiths                                                                                            7,470                   88,286

Spirent                                                                                           5,762                    8,355

Stagecoach                                                                                       12,000                   13,291

Tate & Lyle                                                                                       5,102                   26,469

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Taylor Woodrow                                                                                    6,900                   21,116

Tesco                                                                                            87,783                  336,446

3i                                                                                                7,313                   73,748

Unilever                                                                                         37,233                  340,751

United Business Media                                                                             1,894                   14,463

United Utilities                                                                                  7,501                   71,982

Vodafone                                                                                        851,700                1,374,610

WPP                                                                                              14,130                  149,907

Whitbread                                                                                         1,854                   18,372

Wolseley                                                                                          7,634                   80,100

                                                                                                                      21,118,697

UNITED STATES--.0%

Newmont Mining                                                                                    5,627                   16,770

TOTAL COMMON STOCKS

   (cost $87,687,160)                                                                                                 84,263,659
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.3%
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--.1%

News                                                                                             25,246                  139,085

GERMANY--.2%

Fresenius Medical Care                                                                              300                   13,516

Hugo Boss                                                                                           600  (b)              14,057

MAN                                                                                                 400                    8,038

Porsche                                                                                              50                   22,167

ProSiebenSat.1 Media                                                                              1,500                   14,125

RWE                                                                                                 546                   16,556

Volkswagen                                                                                        1,490                   47,261

Wella                                                                                               150                    8,921

                                                                                                                         144,641

ITALY--.0%

Fiat                                                                                              1,100                    9,419

TOTAL PREFERRED STOCK

   (cost $345,569)                                                                                                       293,145


                                                                                              Principal
SHORT-TERM INVESTMENTS--1.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.66%, 5/23/2002                                                                             500,000                  499,480

   1.71%, 6/13/2002                                                                             357,000  (c)             356,272

TOTAL SHORT-TERM INVESTMENTS

   (cost $855,763)                                                                                                       855,752
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $88,888,492)                                                               95.5%              85,412,556

CASH AND RECIEVABLES (NET)                                                                          4.5%               4,035,053

NET ASSETS                                                                                        100.0%              89,447,609

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2002, THE TOTAL
     MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $9,451,138 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $9,931,305.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

(D)  SECURITY RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED
     SECURITIES, WITH AN AGGREGATE VALUE OF $28 REPRESENTS APPROXIMATELY 0% OF
     NET ASSETS.



Issuer                                   Acquisition Date         Purchase Price ($)         Net Assets (%)       Valuation ($)+
------------------------------------------------------------------------------------------------------------------------------------
Railtrack                             11/28/1997-8/8/2001                     16.95                      0           0.0072865

(+)  THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER
     THE DIRECTION OF THE BOARD OF DIRECTORS


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

April 30, 2002 (Unaudited)

                                                                                                                       Unrealized
                                                                       Market Value                                  Appreciation
                                                                         Covered by                                 (Depreciation)
                                                     Contracts         Contracts ($)            Expiration        at 4/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

CAC 40                                                       3              119,891               May 2002                   (732)

DAX 30                                                       1              114,000              June 2002                 (2,682)

DJ Euro STOXX 50                                            12              385,058              June 2002                (10,633)

Euro STOXX 50                                               19              600,430              June 2002                 (9,056)

Financial Times 100                                          5              376,493              June 2002                 (1,850)

Hang Seng                                                    1               73,642               May 2002                    808

Morgan Stanley Capital
     International Pan-Euro                                 40              741,786              June 2002                (26,814)

OMX                                                         14               97,505               May 2002                  1,325

SPI 200                                                      4              179,465              June 2002                 (1,585)

TOPIX                                                        9              756,308              June 2002                 (3,758)

                                                                                                                          (54,977)



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  88,888,492  85,412,556

Cash                                                                    230,513

Cash denominated in foreign currencies                      691,765     703,848

Collateral for securities loaned--Note 1(c)                           9,931,305

Receivable for shares of Common Stock subscribed                      2,704,074

Dividends and interest receivable                                       329,853

Net unrealized appreciation on foward currency exchange contracts--Note
4                                                                        86,625

Receivable for investment securities sold                                35,153

Receivable for futures variation margin--Note 4                           7,807

                                                                     99,441,734
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            42,778

Payable for shares of Common Stock redeemed                              14,833

Payable for investment securities purchased                               5,209

Liability for securities loaned--Note 1(c)                            9,931,305

                                                                      9,994,125
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       89,447,609
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     103,444,133

Accumulated undistributed investment income--net                        523,753

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (11,095,578)

Accumulated net unrealized appreciation
  (depreciation) on investments and foreign currency
  transactions [including ($54,977) net unrealized
  (depreciation) on financial futures]                               (3,424,699)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       89,447,609
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)       8,161,848

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   10.96

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of$84,373 foreign taxes withheld at source)        649,658

Interest                                                                32,045

TOTAL INCOME                                                           681,703

EXPENSES:

Management fee--Note 3(a)                                              138,280

Shareholder servicing costs--Note 3(b)                                  98,771

Loan commitment fees--Note 2                                               143

TOTAL EXPENSES                                                         237,194

INVESTMENT INCOME--NET                                                 444,509
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (4,163,997)

Net realized gain (loss) on forward currency exchange contracts        (91,948)

Net realized gain (loss) on financial futures                           98,355

NET REALIZED GAIN (LOSS)                                            (4,157,590)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions [including ($111,620)

  net unrealized (depreciation) on financial futures]                7,692,100

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,534,510

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,979,019

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            444,509               830,921

Net realized gain (loss) on investments        (4,157,590)           (6,405,375)

Net unrealized appreciation
   (depreciation) on investments                7,692,100           (14,363,891)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,979,019           (19,938,345)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (842,448)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  60,332,942            92,729,823

Dividends reinvested                              654,324                    --

Cost of shares redeemed                       (47,022,107)          (52,134,369)

Redemption fee                                      1,911                68,132

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             13,967,070            40,663,586

TOTAL INCREASE (DECREASE) IN NET ASSETS        17,103,641            20,725,241
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            72,343,968            51,618,727

END OF PERIOD                                  89,447,609            72,343,968

Undistributed investment income--net              523,753               921,692
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,647,862             7,335,885

Shares issued for dividends reinvested             61,729                    --

Shares redeemed                                (4,371,464)           (4,152,606)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,338,127             3,183,279

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2002                                  Year Ended October 31,
                                                                  ------------------------------------------------------------------

                                                (Unaudited)           2001            2000          1999           1998     1997(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.60           14.18           14.95         12.25          11.27      12.50

Investment Operations:

Investment income--net                                 .06(b)          .15(b)          .19(b)        .17(b)         .12        .07

Net realized and unrealized

   gain (loss) on investments                          .43           (3.74)           (.78)         2.62            .96       (1.30)

Total from Investment Operations                       .49           (3.59)           (.59)         2.79           1.08      (1.23)

Distributions:

Dividends from investment
   income--net                                        (.13)             --            (.18)         (.09)          (.10)        --

Redemption fee added
   to paid-in capital                                   --             .01              --            --             --         --

Net asset value, end of period                       10.96           10.60           14.18         14.95          12.25      11.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.64(c)       (25.25)          (4.09)        22.87           9.68   (9.84)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .30(c)          .60             .60           .60            .60      .20(c)

Ratio of net investment income

   to average net assets                               .56(c)         1.26            1.21          1.27           1.32      .32(c)

Portfolio Turnover Rate                              17.14(c)        30.02           15.32          9.01          22.62      .16(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      89,448          72,344          51,619        37,504         24,887      9,246

(A) FROM JUNE 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus International Stock Index Fund (the "fund" ) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to provide investment results that correspond to the net dividend and total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (Free) Index. The Dreyfus Corporation (the
" Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,127,000 available for Federal income tax purposes, to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. A portion of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus International Equity Allocation Fund. If not applied, $27,000 of the carryover expires in fiscal 2002, $58,000 expires in fiscal 2005, $168,000 expires in fiscal 2006 and $2,874,000 expires in fiscal 2009.

NOTE 2--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .35 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, commitment fees, interest, Shareholder Services Plan fees, fees and expenses of non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board Members (including counsel fees) . Each Board member also serves as a Board Member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager were in fact paid directly by the Manager to the non-interested Board members.

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, a fee at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the main tenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, the fund was charged $98,771 pursuant to the Shareholder Services Plan.

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund' s exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended April 30, 2002, amounted to $24,178,552 and $13,231,749, respectively.

The fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The following summarizes open forward currency exchange contracts at April 30, 2002:

                                        Foreign
Forward Currency                       Currency                                                                  Unrealized
 Exchange Contracts                    Amounts            Proceeds ($)               Value ($)                 Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------
SALES:

Australian Dollars,
    expiring 05/3/2002                    9,700                  5,150                   5,209                           59

Australian Dollars,
    expiring 06/27/2002                 409,620                216,245                 219,068                        2,823

British Pounds,
    expiring 06/27/2002                 253,345                360,503                 367,983                        7,480

Euro, expiring
    06/27/2002                        2,114,500              1,849,993               1,900,973                       50,980

Hong Kong Dollar,
    expiring 06/27/2002                 532,600                 68,247                  68,284                           37

Japanese Yen,
    expiring 06/27/2002              94,557,500                713,551                 738,552                       25,001

Swedish Krona,
    expiring 06/27/2002                 979,137                 94,684                  94,929                          245

    TOTAL                                                                                                            86,625



The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of April 30, 2002, are set forth in the Statement of Financial Futures.


At April 30, 2002, accumulated net unrealized depreciation on investments, was $3,475,936, consisting of $6,624,793 gross unrealized appreciation and $10,100,729 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus International
                        Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to
info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  079SA0402